UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number _811-07702

 Value Line Asset Allocation Fund, Inc.

(Exact name of registrant as specified in charter)

7 Times Square, New York, NY 10036

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-907-1900

Date of fiscal year end: March 31

Date of reporting period: March 31, 2016

Item I. Reports to Stockholders.

A copy of the Annual Report to Stockholders for the period ended 3/31/16 is included with this Form.

Annual Report
March 31, 2016

Value Line Small Cap Opportunities Fund, Inc.
Investor Class (VLEOX)
Institutional Class (VLEIX)
Value Line Asset Allocation Fund, Inc.
Investor Class (VLAAX)
Institutional Class (VLAIX)
This audited report is issued for information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Funds
(obtainable from the Distributor).
#00162993

President’s Letter (unaudited)

Dear Fellow Shareholders:
We are pleased to present you with this annual report for Value Line Small Cap Opportunities Fund, Inc. and Value Line Asset Allocation Fund, Inc. (individually, a “Fund” and collectively, the “Funds”) for the 12 months ended March 31, 2016.
During the annual period, the broad small-cap equity market generated a negative return, and the broader U.S. equity and fixed income markets generated only modestly positive returns. Still, the annual period was highlighted by both of the Funds being recognized for both their short- and long-term performance and attractive risk and return profiles.
•
Value Line Small Cap Opportunities Fund, Inc. outpaced the category average return of its peers for the one-, three-, five- and ten-year periods ended March 31, 2016 (small growth category), as measured by Morningstar.1 Additionally, the Fund earned an overall five-star rating from Morningstar2 in the small-cap growth category among 658 funds as of March 31, 2016 based on risk-adjusted returns. Morningstar gave the Fund an overall Risk rating of Low and an overall Return rating of Above Average.i Further, during the annual period, Value Line Small Cap Opportunities Fund, Inc. was named to the Fund Picks from FidelitySM list.

•
Value Line Asset Allocation Fund, Inc. outpaced the category average return of its peers for the one-, three-, five- and ten-year periods ended March 31, 2016 (moderate allocation category), as measured by Morningstar.1 Additionally, the Fund earned an overall four-star rating from Morningstar2 in the moderate allocation category among 856 funds as of March 31, 2016 based on risk-adjusted returns. Morningstar gave the Fund an overall Return rating of Above Average.ii

On the following pages, the Funds’ portfolio managers discuss the management of their respective Fund(s) during the annual period. The discussions highlight key factors influencing recent performance of the Funds. You will also find a schedule of investments and financial statements for each of the Funds.
Before reviewing the performance of your individual mutual fund investment, we encourage you to take a brief look at the major factors affecting the financial markets during the 12 months ended March 31, 2016, especially given the newsworthy events of the annual period.
Economic Review
The capital markets experienced a relatively volatile annual period. All eyes were on the Federal Reserve (the Fed), as there were expectations the Fed would begin its long anticipated increase in short-term interest rates. However, after a single interest rate increase made at the end of December 2015, mixed economic data, both domestically and globally, provided support for the Fed’s persistently dovish stance. The Fed maintained its focus in the first quarter of 2016 on key market data while putting increasing emphasis on global economic growth and central bank initiatives.
The two primary areas of concern for the Fed were job creation and inflation. Much progress was made in the jobs picture, with U.S. unemployment declining to 4.9% from 5.5% one year prior and new job creation at rather robust levels for much of the annual period. There was, however, not much progress on the labor force participation rate, which began the annual period at 62.8% and 12 months later stood only at 62.9%. Similarly, not much progress was made on the inflation front. The headline inflation rate still fell well short of the Fed’s inflation target of 2%. Indeed, the headline Consumer Price Index (CPI) rose just 0.9% year over year before seasonal adjustment as of March 2016. Depressed energy prices were key drivers of the low inflation environment. The energy portion of the CPI was down 12.6% for the 12 months ended March 31, 2016. However, core CPI, which excludes food and energy, ran at a more stable 2.2% for the 12 months ended March 31, 2016, driven mainly by price increases in housing and medical care.
U.S. real Gross Domestic Product (GDP) was also disappointing, hurt by the ongoing strength of the U.S. dollar and overall weak global demand. While full-year GDP in 2015 came in at 2.4%, the weak economic growth evident in the fourth quarter of 2015 carried into the first quarter of 2016. At the end of the annual period, first quarter 2016 GDP was estimated by many to have slowed considerably due to a sharp decline in industrial output. Consumer spending was lackluster, despite significant savings at the gas pump, as oil prices fell from approximately $60 per barrel to about $37 per barrel. Oil did do some modest price retracement in late March 2016, crossing back over the $40 per barrel threshold.
Equity Market Review
U.S. equities, as measured by the S&P 500® Index3, returned 1.78% during the 12 months ended March 31, 2016. However, such a modestly positive return belies the heightened volatility experienced. Such volatility stemmed largely from weak global economic growth, a decelerating economy and currency devaluation in China, intensified geopolitical tensions and terrorist activity, and a drop in oil prices. Central banks around the globe became increasingly accommodative, with the European Central Bank and the Bank of Japan even moving interest rates into negative territory. The fact that the Fed only felt confident enough about the U.S. economy to begin raising interest rates in the waning weeks of 2015 and then, in March 2016, implied two interest rate hikes in 2016, down from the December 2015 prediction of four, also weighed on U.S. equity performance. The strength of the U.S. dollar, which began to abate in the first months of 2016, also created a headwind for companies doing business outside of the U.S. These factors more than offset the positive trends of rising consumer confidence, increasing home prices, relatively stable inflation and declining unemployment.

President’s Letter (unaudited) (continued)

Within the U.S. equity market, large-cap stocks, particularly mega-caps, performed best, while mid-cap and small-cap stocks lagged, actually generating negative returns. Growth stocks outperformed value stocks within the large-cap segment of the U.S. equity market. Value stocks outpaced growth stocks within the mid-cap and small-cap segments.
There was notable divergence among sectors during the year. Only six of the ten sectors of the S&P 500® Index posted positive returns during the annual period. The traditionally defensive telecommunication services, utilities and consumer staples sectors were the best relative performers. Conversely, energy was by far the worst performing sector in the S&P 500® Index, followed by materials, health care and financials.
Fixed Income Market Review
The broad U.S. fixed income market, as measured by the Barclays U.S. Aggregate Bond Index4, posted a return of 1.96% during the annual period, virtually on par with the performance of the broad U.S. equity market.
For the annual period overall, sovereign emerging markets debt and asset-backed securities slightly outperformed U.S. Treasuries. Mortgage-backed securities and commercial mortgage-backed securities generally performed in line with U.S. Treasuries, while investment grade corporate bonds and agencies underperformed. High yield corporate bonds significantly underperformed U.S. Treasuries.
The U.S. Treasury yield curve, or spectrum of maturities, flattened during the annual period. Both short-term and long-term yields rose during the annual period, but long-term yields rose less. Intermediate-term U.S. Treasury yields actually declined modestly, with the yield on the bellwether 10-year U.S. Treasury declining approximately 15 basis points to end the annual period at 1.77%. (A basis point is 1/100th of a percentage point.)
* * *
We thank you for trusting us to be a part of your long-term, comprehensive investment strategy. We appreciate your confidence in the Value Line Funds and look forward to serving your investment needs in the years ahead just as we have been helping to secure generations’ financial futures for more than 60 years — based on solid fundamentals, sound investment principles and the power of disciplined and rigorous analytics. If you have any questions or would like additional information on these or other Value Line Funds, we invite you to contact your investment representative or visit us at www.vlfunds.com.
Sincerely,
Mitchell Appel
President of the Value Line Funds
Past performance does not guarantee future results. Investment return and principal value of an investment can fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; and that current performance may be lower or higher than the performance data quoted. Investors should carefully consider the investment objective, risks, charges and expense of a fund. This and other important information about a fund is contained in the fund’s prospectus. A copy of our funds’ prospectuses can be obtained free of charge by going to our website at www.vlfunds.com or calling 800.243.2729.

Morningstar, Inc. is an investment research and investment management firm headquartered in Chicago, Illinois, United States.

The Morningstar RatingTM for funds methodology rates funds based on an enhanced Morningstar Risk-Adjusted Return measure, which also accounts for the effects of all sales charges, loads, or redemption fees. Funds are ranked by their Morningstar Risk-Adjusted Return scores and stars are assigned using the following scale: 5 stars for top 10%; 4 stars next 22.5%; 3 stars next 35%; 2 stars next 22.5%; 1 star for bottom 10%. Funds are rated for up to three periods: the trailing three-, five- and 10-years. For a fund that does not change categories during the evaluation period, the overall rating is calculated using the following weights: At least 3 years, but less than 5 years uses 100% three-year rating. At least 5 years but less than 10 years uses 60% five-year ratings/40% three-year rating. At least 10 years uses 50% ten-year rating/30% five-year rating/20% three-year rating.

i
For Value Line Small Cap Opportunities Fund, Inc.: Five-star rating for 3-year (658 funds), 5-year (588 funds), 10-year (423 funds) and overall (658 funds) periods ended March 31, 2016. All in the small growth category. Morningstar Risk: Low for the 3-year, 5-year, 10-year and overall periods ended March 31, 2016. Morningstar Return: Above Average for the 3-year, 10-year and overall periods ended March 31, 2016; High for the 5-year period ended March 31, 2016.

4

ii
For Value Line Asset Allocation Fund, Inc.: Four-star rating for 3-year (856 funds); 10-year (504 funds) and overall (856 funds) periods ended March 31, 2016; five-star rating for 5-year (744 funds) period ended March 31, 2016. All in the moderate allocation category. Morningstar Return: Above Average for the 3-year, 10-year and overall periods ended March 31, 2016; High for the 5-year period ended March 31, 2016.

The S&P 500® Index consists of 500 stocks that are traded on the New York Stock Exchange, American Stock Exchange and the NASDAQ national Market System and is representative of the broad stock market. This is an unmanaged index and does not reflect charges, expenses or taxes, and it is not possible to directly invest in this index.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS. This is an unmanaged index and does reflect charges, expenses or taxes, which are deducted from the Fund’s return. It is not possible to directly invest in this index.

VALUE LINE SMALL CAP OPPORTUNITIES FUND, INC.

INVESTMENT OBJECTIVE AND STRATEGY (Unaudited)
The Fund’s investment objective is long-term growth of capital.
To achieve the Fund’s investment objective Eulav Asset Management (the “Adviser”) normally invests at least 80% of the market value of the Fund’s total assets in U.S. common stocks of small capitalization (including micro capitalization) companies, as measured at the time of purchase. A portion of the Fund’s assets may be invested in mid-capitalization companies. The Adviser uses Lipper Inc.‘s definition, which considers a company to have a small market capitalization if its market capitalization is below the 85th percentile of the aggregate capitalization of all the companies in the Russell 3000 Index. Both the market capitalizations of the companies in the index and the composition of the index change with market conditions.
Manager Discussion of Fund Performance
Below, Value Line Small Cap Opportunities Fund, Inc. portfolio manager Stephen E. Grant discusses the Fund’s performance and positioning for the 12 months ended March 31, 2016.
How did the Fund perform during the annual period?
The Fund (Investor Class) generated a total return of  -3.03% during the 12 months ended March 31, 2016. This compares favorably to the -9.76% return of the Fund’s benchmark, the Russell 2000® Index, during the same annual period.
What key factors were responsible for the Fund’s performance during the 12-month reporting period?
While absolute returns were disappointing, the Fund’s significant outperformance of the Russell 2000® Index during the 12-month reporting period can be attributed both to effective stock selection and favorable sector allocation overall. Indeed, such a bottom-up approach during this annual period of falling stock prices demonstrated, in our view, the importance of our emphasis on high quality and long-term consistency.
Which equity market sectors most significantly affected Fund performance?
Stock selection proved particularly effective in the materials and industrials sectors. Having a significantly underweighted allocation to the energy sector, which was the weakest in the Russell 2000® Index during the annual period, contributed positively to the Fund’s relative results as well.
Only partially offsetting these positive contributors was the detracting impact of weak stock selection in the health care and consumer staples sectors.
What were some of the Fund’s best-performing individual stocks?
Among the individual stocks that contributed most to the Fund’s relative results were Waste Connections, a waste management services provider; Lennox International, a climate control solutions provider; and Acuity Brands, a lighting and control systems manufacturer — each in the industrials sector. Each of these companies saw double-digit share price gains during the annual period, each reporting strong operating performance.
Two other positions added notable value for the Fund during the annual period, both in the materials sector. Cytec Industries, a specialty chemicals companies, saw its share price rise significantly on its announcement of and then ultimate acquisition by rival Solvay for $5.5 billion. Also, AptarGroup, a containers and packaging company for the cosmetics, personal care, pharmaceuticals, household and food products industries, achieved a robust share price gain on strong operating performance.
Which stocks detracted significantly from the Fund’s performance during the annual period?
During the annual period, among the stocks that detracted most from the Fund’s relative performance were specialty pharmaceuticals company Akorn, craft-brewed beer and cider products producer Boston Beer and footwear manufacturer Wolverine World Wide. Shares of each saw double-digit price declines during the annual period, as each of these companies was beset by various operating difficulties.
How did the Fund use derivatives and similar instruments during the reporting period?
The Fund did not use derivatives as part of its strategy during the reporting period.
Did the Fund make any significant purchases or sales during the 12-month period?
During the annual period, we initiated Fund positions in two exchange-traded funds (ETFs) — iShares Russell 2000 Growth ETF and iShares Russell 2000 ETF. We regard these positions as temporary “placeholders,” as we seek to most advantageously invest new cash inflows from the Fund’s investors. Small-cap stocks tend to be less liquid than larger-cap equities, and it therefore can take time to most efficiently put new monies to work.

Also, among those new individual stock positions established in the Fund during the annual period were health care services and commercial and residential services provider Chemed and snack foods and beverages manufacturer J&J Snack Foods. Each has achieved consistently strong long-term growth in both earnings and stock price.
Exiting the Fund’s portfolio during the annual period were positions in two companies that were acquired. The first was Cytec Industries, which, as mentioned earlier, was acquired by Solvay. The other was software products and services provider Advent Software, acquired by SS&C Technologies Holdings, an application software provider for the financial services industry. Also, we sold the Fund’s position in long-time holding Flowers Foods, a packaged bakery foods producer, because its operating performance and stock performance became less consistently strong. Further, given the Fund’s small-cap mandate, we eliminated long-time holding Church & Dwight, a diversified consumer products company, because its market capitalization, now exceeding $10 billion, had grown beyond the Fund’s investable universe.
Were there any notable changes in the Fund’s weightings during the 12-month period?
During the 12-month period ended March 31, 2016, the Fund’s allocation to the utilities sector decreased from an overweight to a neutral position relative to the Russell 2000® Index. Its allocation to information technology increased from an underweight to a neutral position relative to the Russell 2000® Index.
How was the Fund positioned relative to its benchmark index at the end of March 2016?
As of March 31, 2016, the Fund was overweighted relative to the Russell 2000® Index in the industrials, materials and consumer staples sectors. The Fund was underweighted relative to the Russell 2000® Index in the financials, health care, consumer discretionary, energy and telecommunication services sectors and was rather neutrally weighted compared to the Russell 2000® Index in the utilities and information technology sectors on the same date.
What is your tactical view and strategy for the months ahead?
As always, we intend to stay true to our time-tested investment discipline going forward, seeking to invest in companies that have demonstrated a solid history of consistent growth in both their earnings and stock price. We believe these companies possess enviable portfolios of proprietary products and services that give them strong market positions and make them less vulnerable to swings in national and international economic conditions. In our experience, the underlying stocks of these companies tend to be less volatile than the average small-cap stock, and therefore the Fund has historically provided a smoother ride to investors than its peer group average. At the same time, however, past performance is no guarantee of future results, and small-cap stocks in general are often more volatile than larger-cap stocks. Accepting the short-term ebbs and flows inevitable in the stock market, we believe investments in these companies may well provide superior returns to our shareholders maintaining a long-term perspective.

Value Line Small Cap Opportunities Fund, Inc.
Portfolio Highlights at March 31, 2016 (unaudited)

Ten Largest Holdings
Issue	Shares	Value	Percentage of Net Assets
iShares Russell 2000 Growth ETF	104,200	$13,825,256	3.4%
Lennox International, Inc.	80,800	10,923,353	2.7%
Waste Connections, Inc.	139,500	9,010,305	2.2%
Toro Co. (The)	100,100	8,620,612	2.1%
Middleby Corp. (The)	80,000	8,541,600	2.1%
Tyler Technologies, Inc.	62,658	8,058,446	2.0%
RLI Corp.	118,600	7,929,596	2.0%
Acuity Brands, Inc.	35,100	7,656,714	1.9%
iShares Russell 2000 ETF	69,000	7,632,780	1.9%
Casey’s General Stores, Inc.	66,800	7,569,776	1.9%
Asset Allocation – Percentage of Net Assets

Sector Weightings – Percentage of Total Investment Securities*
*
Sector weightings exclude short-term investments.

Value Line Small Cap Opportunities Fund, Inc.
Portfolio Highlights at March 31, 2016 (unaudited) (continued)

The following graph compares the performance of the Value Line Small Cap Opportunities Fund, Inc. to that of the Russell 2000 Stock Index (the “Index”). The Value Line Small Cap Opportunities Fund, Inc. is a professionally managed mutual fund, while the Index is not available for investment and is unmanaged. The returns for the Index do not reflect charges, expenses or taxes but do include the reinvestment of dividends. The comparison is shown for illustrative purposes only.

Comparison of a Change in Value of a $10,000 Investment in the Value Line Small Cap Opportunities Fund, Inc. and the Russell 2000® Index*

Performance Data:**
Average Annual Total Return
Investor Class
1 year ended 3/31/16	-3.03%
5 years ended 3/31/16	11.12%
10 years ended 3/31/16	6.75%
Institutional Class
Since inception 11/1/15	-3.33%***
*
The Russell 2000® Index is representative of the smaller capitalization stocks traded in the United States.

**
The performance data quoted represent past performance and are no guarantee of future performance. The average annual total returns and growth of an assumed investment of  $10,000 include dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

***
Not annualized.

Value Line Small Cap Opportunities Fund, Inc.
Schedule of Investments

Shares		Value
COMMON STOCKS (88.8%)
	CONSUMER DISCRETIONARY (11.6%)
37,600	Asbury Automotive Group, Inc.*	$2,249,984
19,800	Big Lots, Inc.	896,742
81,000	Brinker International, Inc.(1)	3,721,950
31,000	Buffalo Wild Wings, Inc.*	4,591,720
36,200	Cheesecake Factory, Inc. (The)	1,921,858
4,400	Churchill Downs, Inc.(1)	650,672
31,500	Core-Mark Holding Co., Inc.	2,569,140
45,300	Dave & Buster’s Entertainment, Inc.*	1,756,734
37,400	Domino’s Pizza, Inc.	4,931,564
22,000	DSW, Inc. Class A	608,080
53,200	G-III Apparel Group, Ltd.*	2,600,948
20,500	Helen of Troy, Ltd.*	2,125,645
7,000	John Wiley & Sons, Inc. Class A	342,230
74,900	Monro Muffler Brake, Inc.	5,353,103
20,400	Oxford Industries, Inc.	1,371,492
76,000	Pool Corp.	6,668,240
7,000	Restoration Hardware Holdings, Inc.*(1)	293,300
19,400	Vista Outdoor, Inc.*	1,007,054
163,500	Wolverine World Wide, Inc.	3,011,670
		46,672,126
	CONSUMER STAPLES (3.6%)
22,000	Boston Beer Co., Inc. (The) Class A*(1)	4,071,540
13,000	Calavo Growers, Inc.	741,780
66,800	Casey’s General Stores, Inc.	7,569,776
21,900	J&J Snack Foods Corp.	2,371,332
		14,754,428
	ENERGY (0.4%)
42,200	Atwood Oceanics, Inc.(1)	386,974
8,000	Dril-Quip, Inc.*	484,480
66,200	Hornbeck Offshore Services, Inc.*(1)	657,366
		1,528,820
	FINANCIALS (9.0%)
41,400	Allied World Assurance Co. Holdings AG	1,446,516
60,900	Arch Capital Group Ltd.*	4,329,990
7,650	Commerce Bancshares, Inc.	343,867
1,100	Credit Acceptance Corp.*(1)	199,705
45,200	Equity Lifestyle Properties, Inc. REIT	3,287,396
33,700	Equity One, Inc. REIT	965,842
84,748	First Financial Bankshares, Inc.(1)	2,506,846
27,000	LendingTree, Inc.*(1)	2,640,060
67,600	PRA Group, Inc.*(1)	1,986,764
53,900	ProAssurance Corp.	2,727,340
44,000	Prosperity Bancshares, Inc.	2,041,160
17,300	RenaissanceRe Holdings Ltd.	2,073,059
118,600	RLI Corp.	7,929,596
125,100	Stifel Financial Corp.*	3,702,960
5,200	Universal Insurance Holdings, Inc.(1)	92,560
		36,273,661
Shares		Value
COMMON STOCKS (88.8%) (continued)
	HEALTH CARE (5.4%)
41,800	Air Methods Corp.*(1)	$1,513,996
79,000	Akorn, Inc.*(1)	1,858,870
2,800	Bio-Rad Laboratories, Inc. Class A*	382,816
24,300	Chemed Corp.	3,291,435
20,000	IDEXX Laboratories, Inc.*	1,566,400
51,200	Mednax, Inc.*	3,308,544
78,150	PAREXEL International Corp.*	4,902,349
22,000	STERIS PLC	1,563,100
59,400	VCA Antech, Inc.*	3,426,786
		21,814,296
	INDUSTRIALS (33.0%)
35,100	Acuity Brands, Inc.	7,656,714
54,600	Advisory Board Co. (The)*	1,760,850
18,400	Applied Industrial Technologies, Inc.	798,560
26,900	Astronics Corp.*	1,026,235
4,035	Astronics Corp. Class B*(1)	155,105
95,100	AZZ, Inc.	5,382,660
36,200	Carlisle Companies, Inc.	3,601,900
121,300	CLARCOR, Inc.	7,009,927
85,700	EnerSys	4,775,204
65,400	EnPro Industries, Inc.	3,772,272
63,200	Esterline Technologies Corp.*	4,049,224
37,100	Franklin Electric Co., Inc.	1,193,507
34,700	Genesee & Wyoming, Inc. Class A*	2,175,690
148,400	Healthcare Services Group, Inc.	5,462,604
118,145	HEICO Corp.	7,104,059
87,000	ITT Corp.	3,209,430
44,000	Kirby Corp.*	2,652,760
33,800	Landstar System, Inc.	2,183,818
80,800	Lennox International, Inc.	10,923,353
81,800	Lincoln Electric Holdings, Inc.	4,791,026
80,000	Middleby Corp. (The)*	8,541,600
25,800	Nordson Corp.	1,961,832
17,000	Oshkosh Corp.(1)	694,790
44,700	RBC Bearings, Inc.*	3,274,722
185,900	Rollins, Inc.	5,041,608
41,600	Rush Enterprises, Inc. Class A*	758,784
63,700	Teledyne Technologies, Inc.*	5,614,518
100,100	Toro Co. (The)	8,620,612
21,600	Valmont Industries, Inc.	2,674,944
26,100	Wabtec Corp.	2,069,469
139,500	Waste Connections, Inc.	9,010,305
102,000	Woodward Inc.	5,306,040
		133,254,122
	INFORMATION TECHNOLOGY (15.4%)
13,800	Anixter International, Inc.*	719,118
31,226	ANSYS, Inc.*	2,793,478
19,900	ePlus, Inc.*	1,602,149

See Notes to Financial Statements.

March 31, 2016

Shares		Value
COMMON STOCKS (88.8%) (continued)
	INFORMATION TECHNOLOGY (15.4%) (continued)
34,700	ExlService Holdings, Inc.*	$1,797,460
20,700	Fair Isaac Corp.	2,196,063
53,800	Global Payments, Inc.	3,513,140
57,911	Heartland Payment Systems, Inc.	5,592,465
74,800	j2 Global, Inc.	4,606,184
29,200	Manhattan Associates, Inc.*	1,660,604
49,800	MAXIMUS, Inc.	2,621,472
15,500	NetScout Systems, Inc.*	356,035
19,400	OSI Systems, Inc.*(1)	1,270,506
34,600	Paycom Software, Inc.*(1)	1,231,760
17,900	Science Applications International Corp.	954,786
28,800	Stamps.com, Inc.*	3,060,864
43,800	Synaptics, Inc.*	3,492,612
56,800	SYNNEX Corp.	5,259,112
22,700	Syntel, Inc.*	1,133,411
62,658	Tyler Technologies, Inc.*	8,058,446
31,400	Ultimate Software Group, Inc. (The)*	6,075,900
50,000	WEX, Inc.*	4,168,000
		62,163,565
	MATERIALS (5.7%)
95,200	AptarGroup, Inc.	7,464,632
16,400	Chemtura Corp.*	432,960
2,700	Compass Minerals International, Inc.(1)	191,322
62,800	KapStone Paper and Packaging Corp.	869,780
8,700	NewMarket Corp.	3,447,462
38,800	Scotts Miracle-Gro Co. (The) Class A	2,823,476
116,300	Silgan Holdings, Inc.	6,183,671
24,600	US Concrete, Inc.*	1,465,668
		22,878,971
	UTILITIES (4.7%)
26,600	Cleco Corp.	1,468,586
37,800	El Paso Electric Co.	1,734,264
55,200	New Jersey Resources Corp.	2,010,936
23,800	Northwest Natural Gas Co.	1,281,630
15,600	NorthWestern Corp.	963,300
58,400	Piedmont Natural Gas Co., Inc.	3,494,072
Shares		Value
COMMON STOCKS (88.8%) (continued)
	UTILITIES (4.7%) (continued)
182,800	South Jersey Industries, Inc.	$5,200,660
41,600	Southwest Gas Corp.	2,739,360
		18,892,808
	TOTAL COMMON STOCKS (Cost $238,650,641) (88.8%)	358,232,797
EXCHANGE-TRADED FUNDS (5.3%)
69,000	iShares Russell 2000 ETF(1)	7,632,780
104,200	iShares Russell 2000 Growth ETF(1)	13,825,256
	TOTAL EXCHANGE-TRADED FUNDS (Cost $21,693,172) (5.3%)	21,458,036
SHORT-TERM INVESTMENTS (15.1%)
	MONEY MARKET FUNDS (15.1%)
23,884,704	State Street Institutional Liquid Reserves Fund	23,884,704
36,911,896	State Street Navigator Securities Lending Prime Portfolio(2)	36,911,896
	TOTAL SHORT-TERM INVESTMENTS (Cost $60,796,600) (15.1%)	60,796,600
	TOTAL INVESTMENT SECURITIES (109.2%) (Cost $321,140,413)	$440,487,433
EXCESS OF LIABILITIES OVER CASH AND OTHER ASSETS (-9.2%)		(37,038,131)
NET ASSETS (100%)		$403,449,302
*
Non-income producing.

(1)
A portion or all of the security was held on loan. As of March 31, 2016, the market value of the securities on loan was $36,509,872.

(2)
Securities with an aggregate market value of  $36,509,872 were out on loan in exchange for $36,911,896 of cash collateral as of March 31, 2016. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 1I in the Notes to Financial Statements.

ETF
Exchange Traded Fund.

REIT
Real Estate Investment Trust.

The following table summarizes the inputs used to value the Fund’s investments in securities as of March 31, 2016 (See Note 1B):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$358,232,797	$—	$—	$358,232,797
Exchange-Traded Funds	21,458,036	—	—	21,458,036
Short-Term Investments	60,796,600	—	—	60,796,600
Total Investments in Securities	$440,487,433	$—	$—	$440,487,433
*
See Schedule of Investments for further classification.

See Notes to Financial Statements.

VALUE LINE ASSET ALLOCATION FUND, INC.

INVESTMENT OBJECTIVE AND STRATEGY (Unaudited)
The Fund’s investment objective is to achieve a high total investment return (current income and capital appreciation) consistent with reasonable risk. For this purpose, risk takes into account volatility and other factors as determined by the Adviser.
The Adviser attempts to achieve the Fund’s investment objective by following an asset allocation strategy that enables the Adviser to periodically shift the assets of the Fund among three types of securities: (a) common stocks, (b) debt securities with maturities of more than one year that are principally rated investment grade (i.e., within the four highest categories of a nationally recognized statistical rating organization) and (c) money market instruments (debt securities with maturities of less than one year). There are no limits on the percentage of the Fund’s assets that can be invested in common stocks, debt or money market securities.
Manager Discussion of Fund Performance
Below, Value Line Asset Allocation Fund, Inc. portfolio managers Stephen E. Grant and Liane Rosenberg discuss the Fund’s performance and positioning for the 12 months ended March 31, 2016.
How did the Fund perform during the annual period?
The Fund (Investor Class) generated a total return of 0.31% during the 12 months ended March 31, 2016. The Fund lagged the 1.85% return of the Fund’s blended benchmark, comprised 60% of the S&P 500® Index and 40% of the Barclays U.S. Aggregate Bond Index (the “Barclays Index”), during the same annual period.
What key factors were responsible for the Fund’s performance during the 12-month reporting period?
The Fund underperformed its blended benchmark due primarily to the Fund’s equity portfolio lagging the S&P 500® Index slightly, although the Fund’s fixed income portfolio modestly outperformed the Barclays Index. The Fund’s equity portfolio’s average market capitalization is notably smaller than that of the S&P 500® Index. Approximately 40% of the Fund’s equity allocation is in large-cap stocks, 40% in mid-cap stocks and 20% in small-cap stocks. As small-cap and mid-cap stocks lagged large-cap stocks during the annual period, such allocation positioning detracted. While disappointing from a short-term view, we maintain our belief that small-cap and mid-cap stocks tend to possess greater growth potential than their larger-cap counterparts over the long term.
Asset allocation had only a modest effect on Fund results during the annual period, since all three asset classes in which the Fund invests — stocks, as represented by the S&P 500® Index; bonds, as represented by the Barclays Index; and cash — each generated a return of less than 2% during the 12-month reporting period.
Which equity market sectors most significantly affected Fund performance?
Overall, the equity portion of the Fund modestly lagged its benchmark, the S&P 500® Index. The Fund was hurt most by weak stock selection in industrials, telecommunication services and utilities. Having an underweighted exposure to the information technology sector — specifically not owning positions in Microsoft or Alphabet (parent company of Google), which each saw their share prices soar during the annual period — also detracted.
Partially offsetting these detractors was the positive contribution made by the Fund’s underweighted allocations to the energy and financials sectors, which were each among the weakest in the S&P 500® Index during the annual period. The Fund also benefited from effective stock selection in the financials and health care sectors.
Which stocks detracted significantly from the Fund’s performance during the annual period?
Among the stocks that detracted most from the Fund’s relative results were, as mentioned earlier, information technology giants Microsoft and Alphabet, which each performed well but which the Fund did not own. The Fund’s relative results were also hurt by overweighted positions in specialty consumer finance company Alliance Data Systems and asset management company Affiliated Managers Group, each of which saw a double-digit share price decline on disappointing operating performance during the annual period. In the industrials sector, not owning conglomerate General Electric, whose shares gained significantly, and having an overweighted position in pollution control equipment manufacturer Clarcor, whose shares declined materially, also dampened relative results.
What were some of the Fund’s best-performing individual stocks?
Among the individual stocks that contributed most to the Fund’s relative results were packaged food manufacturer Hormel Foods, waste management services provider Waste Connections and specialty consumer finance company Fiserv. Each of these companies enjoyed double-digit share price gains during the annual period based on reports of strong operating performance.

Did the equity portion of the Fund make any significant purchases or sales?
During the annual period, we initiated positions in athletic apparel and accessories designer Nike, discount variety store chain operator Dollar Tree and containers and packaging company Ball. In our view, each has demonstrated the ability over the long term to consistently increase their earnings and stock price.
Among those names we eliminated from the Fund’s equity portfolio during the annual period were Affiliated Managers Group and Clarcor, each mentioned earlier, as well as packaged bakery foods producer Flowers Foods. Each suffered what we consider to be disappointing operating performance and thus no longer meet the Fund’s criteria for long-term consistency in earnings and stock price growth.
Were there any notable changes in the equity portion of the Fund’s weightings during the 12-month period?
During the 12-month period ended March 31, 2016, the Fund’s allocation to the consumer staples sector decreased from an overweight to a neutral position relative to the S&P 500® Index.
How was the equity portion of the Fund positioned relative to its benchmark index at the end of March 2016?
As of March 31, 2016, the Fund was overweighted relative to the S&P 500® Index in industrials and materials and was underweighted relative to the S&P 500® Index in the financials, energy, information technology, consumer discretionary, utilities and telecommunication services sectors. The Fund was rather neutrally weighted to the S&P 500® Index in the consumer staples and health care sectors on the same date.
What was the duration strategy of the fixed income portion of the Fund?
We kept the fixed income portion of the Fund’s duration approximately one-half of a year shorter than that of the Barclays Index. This duration positioning had a virtually neutral impact on the Fund’s relative results during the annual period.
Which fixed income market segments most significantly affected Fund performance?
Overall, the fixed income portion of the Fund modestly outperformed its benchmark, the Barclays Index. Despite the corporate bond sector overall lagging the Barclays Index, our individual issue selection within the corporate bond sector, both investment grade and high yield, contributed most positively to the Fund’s relative results. Our bias within the Fund toward higher quality corporate credits and having only limited exposure to energy and commodities-related corporate bonds particularly helped. The Fund’s position in taxable municipal bonds also contributed positively to relative results. The Fund’s positions were clustered in the intermediate part of the yield curve, where rates declined.
Detracting most from the Fund’s results was its yield curve positioning and specific issue selection within the securitized sector. Having an underweighted allocation to intermediate-maturity U.S. Treasuries also hurt, as this segment of the U.S. Treasury yield curve posted some of the strongest fixed income returns during the annual period.
Were there any notable changes in the fixed income portion of the Fund’s weightings during the 12-month period?
Overall, we increased our higher quality bias within the fixed income portion of the Fund by reducing exposure to high yield corporate bonds, particularly energy-related issues, and increasing exposure to higher quality investment grade corporate bonds, most notably those rated A. We also increased allocations within the securitized sector to highly-rated commercial mortgage-backed securities. Each of these shifts contributed positively to the fixed income portion of the Fund’s relative results. We reduced exposure to intermediate-term U.S. Treasuries, which detracted modestly from relative performance, as this was the sole segment of the U.S. Treasury yield curve to see interest rates decline during the annual period. However, we still expect a gradual rise in interest rates as 2016 progresses, and, as U.S. Treasuries tend to underperform non-Treasury fixed income sectors in a rising rate environment, we intend to maintain the underweight to the U.S. Treasury sector going forward.
How was the fixed income portion of the Fund positioned relative to its benchmark index at the end of March 2016?
As of March 31, 2016, the fixed income portion of the Fund was overweight relative to the Barclays Index in investment grade corporate bonds, asset-backed securities, commercial mortgage-backed securities and taxable municipal bonds. The Fund also had exposure to high yield corporate bonds, which are not a component of the Barclays Index. The Fund was underweight relative to the Barclays Index in sovereign bonds, U.S. Treasuries, agency securities and mortgage-backed securities. At the end of the annual period, the Fund maintained a shorter duration than that of the Barclays Index.
How did the Fund’s overall asset allocation shift from beginning to end of the annual period?
At the end of March 2016, the Fund had a weighting of approximately 67% in stocks, 23% in fixed income securities and 10% in cash equivalents. This compared to the prior fiscal year-end allocation of approximately 69% in stocks, 24% in fixed income securities and 7% in cash equivalents. While the allocation changed little during the annual period, we did seek to take

VALUE LINE ASSET ALLOCATION FUND, INC.

advantage of short-term market swings during the annual period to buy and sell both stocks and bonds. Asset allocation of the Fund is primarily determined on data derived from Value Line, Inc.’s proprietary computer models, which monitor certain economic and financial variables of the stock and bond markets, including interest rates and stock market price levels.
How did the Fund use derivatives and similar instruments during the reporting period?
Neither the equity nor fixed income portion of the Fund used derivatives as part of its strategy.
What is your tactical view and strategy for the months ahead?
At the end of the annual period, the proprietary Value Line, Inc. asset allocation model was still positive on stocks, and we were comfortable with the Fund’s underweighted allocation to fixed income. That said, if stock prices rebound to new highs and/or if long-term interest rates increase significantly, the asset allocation model could become neutral toward stocks, perhaps decreasing the equity weighting in the Fund.
Regardless of market conditions, within the equity portion of the Fund, we intend to stay true to our time-tested investment discipline going forward, seeking to invest in companies that have demonstrated a solid history of consistent growth in both their earnings and stock price. We believe these companies possess enviable portfolios of proprietary products and services that give them strong market positions and make them less vulnerable to swings in national and international economic conditions. In our experience, the underlying stocks of these companies tend to be less volatile than the average stock, and therefore our equity portfolios have historically provided a smoother ride to investors than the Fund’s peer group average. Of course, past performance is no guarantee of future results. Accepting the short-term ebbs and flows inevitable in the stock market, we believe investments in these companies may well provide superior returns to our shareholders maintaining a long-term perspective. Within the fixed income portion of the Fund, we intend to maintain an emphasis on higher quality corporate bonds and select securitized sectors and a lesser exposure to U.S. Treasuries, especially at the long-term end of the yield curve.
Of course, we will continue to carefully monitor economic factors, including job creation, unemployment, Gross Domestic Product and inflation, for their potential impact on the financial markets. Any significant changes in global trends in economic growth, including the relative strength of the U.S. dollar, and geopolitical risks may also lead us to reevaluate the Fund’s positioning. Supply/demand factors, default rate prospects, any further dislocations in the energy arena and shifting stances by central banks globally are also key factors to watch in the months ahead, most prominently perhaps any surprise actions by the Fed, either more or less aggressive with its tightening posture.

Value Line Asset Allocation Fund, Inc.
Portfolio Highlights at March 31, 2016 (unaudited)

Ten Largest Holdings
Issue	Shares	Value	Percentage of Net Assets
Waste Connections, Inc.	61,750	$3,988,432	1.28%
Toro Co. (The)	44,300	3,815,116	1.22%
Fiserv, Inc.	36,600	3,754,428	1.21%
Amphenol Corp.	62,200	3,596,404	1.15%
Mettler-Toledo International, Inc.	10,400	3,585,504	1.15%
O’Reilly Automotive, Inc.	12,800	3,502,848	1.12%
TJX Companies, Inc. (The)	44,000	3,447,400	1.11%
MasterCard, Inc.	36,000	3,402,000	1.09%
Church & Dwight Co., Inc.	36,800	3,392,224	1.09%
Hormel Foods Corp.	78,000	3,372,720	1.08%
Asset Allocation – Percentage of Net Assets

Sector Weightings – Percentage of Total Investment Securities*
*
Sector weightings exclude short-term investments.

Value Line Asset Allocation Fund, Inc.
Portfolio Highlights at March 31, 2016 (unaudited) (continued)

The following graph compares the performance of the Value Line Asset Allocation Fund, Inc. to both the S&P 500 Index and to a custom index comprised of the S&P 500® Index (weighted 60%) and Barclays Capital Aggregate Bond Index (weighted 40%). The Value Line Asset Allocation Fund, Inc. is a professionally managed mutual fund, while the Indexes are not available for investment and are unmanaged. The returns for either Index do not reflect charges, expenses or taxes, but do include the reinvestment of dividends. The comparison is shown for illustrative purposes only.

Comparison of a Change in Value of a $10,000 Investment in the Value Line Asset Allocation Fund, Inc. and the S&P 500 Index and the 60/40 S&P 500® Index/Barclays Capital Aggregate Bond Index*

Performance Data:**
Average Annual Total Return
Investor Class
1 year ended 3/31/16	0.31%
5 years ended 3/31/16	8.57%
10 years ended 3/31/16	5.96%
Institutional Class
Since inception 11/1/15	0.08%***
*
The 60/40 S&P 500® Index/Barclays Capital Aggregate Bond Index is an unmanaged blended index which consists of a 60% weighting of the Standard & Poor’s 500 Stock Index representative of the larger capitalization stocks traded in the United States and a 40% weighting of the Barclays Capital Aggregate Bond Index which is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-through’s), ABS, and CMBS.

**
The performance data quoted represent past performance and are no guarantee of future performance. The average annual total returns and growth of an assumed investment of  $10,000 include dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

***
Not annualized.

Value Line Asset Allocation Fund, Inc.
Schedule of Investments

Shares		Value
COMMON STOCKS (67.1%)
	CONSUMER DISCRETIONARY (7.4%)
4,000	AutoZone, Inc.*	$3,186,760
8,400	Buffalo Wild Wings, Inc.*	1,244,208
39,000	Dollar Tree, Inc.*	3,215,940
9,700	Domino’s Pizza, Inc.	1,279,042
28,000	LKQ Corp.*	894,040
9,000	Luxottica Group S.p.A. ADR	495,000
32,000	NIKE, Inc. Class B	1,967,040
12,800	O’Reilly Automotive, Inc.*	3,502,848
6,500	Pool Corp.	570,310
44,000	TJX Companies, Inc. (The)	3,447,400
3,000	Under Armour, Inc. Class A*	254,490
37,600	VF Corp.	2,434,976
26,000	Wolverine World Wide, Inc.	478,920
		22,970,974
	CONSUMER STAPLES (7.8%)
1,300	Boston Beer Co., Inc. (The) Class A*	240,591
3,300	British American Tobacco PLC ADR(1)	385,803
2,000	Brown-Forman Corp. Class B	196,940
22,400	Casey’s General Stores, Inc.	2,538,368
36,800	Church & Dwight Co., Inc.	3,392,224
6,900	Coca-Cola Femsa, S.A.B. de C.V. ADR	573,045
20,000	Costco Wholesale Corp.	3,151,600
5,400	Fomento Economico Mexicano S.A.B. de C.V. ADR	520,074
78,000	Hormel Foods Corp.	3,372,720
22,000	Ingredion, Inc.	2,349,380
5,700	J&J Snack Foods Corp.	617,196
9,400	McCormick & Co., Inc.	935,112
6,400	Nestle SA ADR	477,504
22,000	PepsiCo, Inc.	2,254,560
65,000	Reynolds American, Inc.	3,270,150
		24,275,267
	ENERGY (0.9%)
20,800	Enbridge, Inc.	809,328
23,000	EQT Corp.	1,546,980
12,000	ONEOK, Inc.(1)	358,320
		2,714,628
	FINANCIALS (4.9%)
3,700	Alleghany Corp.*	1,835,940
7,400	American Tower Corp. REIT	757,538
18,700	Arch Capital Group Ltd.*	1,329,570
5,600	BOK Financial Corp.(1)	305,872
10,000	Chubb, Ltd.	1,191,500
3,900	Enstar Group Ltd.*	634,062
2,400	Intercontinental Exchange, Inc.	564,336
5,800	M&T Bank Corp.	643,800
9,600	Prosperity Bancshares, Inc.	445,344
24,600	RenaissanceRe Holdings Ltd.	2,947,818
19,300	RLI Corp.	1,290,398
10,100	Signature Bank*	1,374,812
23,900	Torchmark Corp.	1,294,424
10,000	Wells Fargo & Co.	483,600
		15,099,014
Shares		Value
COMMON STOCKS (67.1%) (continued)
	HEALTH CARE (9.4%)
11,000	Alexion Pharmaceuticals, Inc.*	$1,531,420
16,000	Becton, Dickinson & Co.	2,429,120
15,300	C.R. Bard, Inc.	3,100,851
22,200	Cerner Corp.*	1,175,712
8,800	DENTSPLY SIRONA, Inc.	542,344
13,500	DexCom, Inc.*	916,785
8,800	Express Scripts Holding Co.*	604,472
19,500	Henry Schein, Inc.*	3,366,285
42,000	IDEXX Laboratories, Inc.*	3,289,440
14,400	Illumina, Inc.*	2,334,384
36,600	Mednax, Inc.*	2,365,092
10,400	Mettler-Toledo International, Inc.*	3,585,504
22,000	Novo Nordisk A/S ADR	1,192,180
4,600	PAREXEL International Corp.*	288,558
18,300	Thermo Fisher Scientific, Inc.	2,591,097
		29,313,244
	INDUSTRIALS (19.2%)
14,600	Acuity Brands, Inc.	3,184,844
7,600	Advisory Board Co. (The)*	245,100
53,075	AMETEK, Inc.	2,652,689
51,800	Canadian National Railway Co.	3,235,428
9,600	Canadian Pacific Railway Ltd.	1,273,824
24,400	Carlisle Companies, Inc.	2,427,800
31,400	Danaher Corp.	2,978,604
15,000	Equifax, Inc.	1,714,350
14,000	General Dynamics Corp.	1,839,180
17,000	Healthcare Services Group, Inc.	625,770
19,787	HEICO Corp.	1,189,792
6,800	IDEX Corp.	563,584
14,200	IHS, Inc. Class A*	1,763,072
3,000	J.B. Hunt Transport Services, Inc.	252,720
16,700	Kirby Corp.*	1,006,843
14,200	Lincoln Electric Holdings, Inc.	831,694
13,000	Middleby Corp. (The)*	1,388,010
16,000	Northrop Grumman Corp.	3,166,400
23,000	Republic Services, Inc.	1,095,950
91,500	Rollins, Inc.	2,481,480
16,900	Roper Technologies, Inc.	3,088,813
5,850	Ryanair Holdings PLC ADR	502,047
20,400	Snap-on, Inc.	3,202,596
20,200	Stericycle, Inc.*	2,549,038
33,000	Teledyne Technologies, Inc.*	2,908,620
44,300	Toro Co. (The)	3,815,116
9,800	TransDigm Group, Inc.*	2,159,332
22,200	Union Pacific Corp.	1,766,010
23,600	Wabtec Corp.	1,871,244
61,750	Waste Connections, Inc.	3,988,432
		59,768,382
	INFORMATION TECHNOLOGY (10.9%)
28,400	Accenture PLC Class A	3,277,360
62,200	Amphenol Corp. Class A	3,596,404
32,500	ANSYS, Inc.*	2,907,450
4,200	Apple, Inc.	457,758

See Notes to Financial Statements.

Schedule of Investments (continued)

Shares		Value
COMMON STOCKS (67.1%) (continued)
	INFORMATION TECHNOLOGY (10.9%) (continued)
16,000	Automatic Data Processing, Inc.	$1,435,360
36,600	Fiserv, Inc.*	3,754,428
15,400	Intuit, Inc.	1,601,754
10,100	j2 Global, Inc.	621,958
22,800	Jack Henry & Associates, Inc.	1,928,196
36,000	MasterCard, Inc. Class A	3,402,000
28,800	Open Text Corp.	1,491,840
31,000	Salesforce.com, Inc.*	2,288,730
9,800	Trimble Navigation Ltd.*	243,040
18,600	Tyler Technologies, Inc.*	2,392,146
17,400	Ultimate Software Group, Inc. (The)*	3,366,900
14,800	WEX, Inc.*	1,233,728
		33,999,052
	MATERIALS (5.9%)
12,100	Airgas, Inc.	1,713,844
25,600	AptarGroup, Inc.	2,007,296
44,200	Ball Corp.	3,151,018
23,000	Crown Holdings, Inc.*	1,140,570
26,000	Ecolab, Inc.	2,899,520
22,000	FMC Corp.(1)	888,140
12,000	Packaging Corp. of America	724,800
11,400	Praxair, Inc.	1,304,730
36,800	Silgan Holdings, Inc.	1,956,656
25,000	Valspar Corp. (The)	2,675,500
		18,462,074
	TELECOMMUNICATION SERVICES (0.6%)
18,400	SBA Communications Corp. Class A*	1,843,128
	UTILITIES (0.1%)
7,800	Cleco Corp.	430,638
	TOTAL COMMON STOCKS (Cost $152,183,290) (67.1%)	208,876,401
Principal Amount		Value
ASSET-BACKED SECURITIES (1.2%)
$134,287	Capital Auto Receivables Asset Trust, Series 2013-4, Class A3, 1.09%, 3/20/18	134,201
150,000	CarMax Auto Owner Trust, Series 2015-1, Class A4, 1.83%, 7/15/20	151,712
150,000	CarMax Auto Owner Trust, Series 2015-4, Class A3, 1.56%, 11/16/20	150,687
90,403	Chrysler Capital Auto Receivables Trust, Series 2014-BA, Class A3, 1.27%, 5/15/19(2)	90,318
550,000	Citibank Credit Card Issuance Trust, Series 2014-A1, Class A1, 2.88%, 1/23/23	575,086
300,000	Citibank Credit Card Issuance Trust, Series 2014-A8, Class A8, 1.73%, 4/9/20	302,959
400,000	Discover Card Execution Note Trust, Series 2015-A2, Class A, 1.90%, 10/17/22	402,713
135,000	Ford Credit Auto Lease Trust, Series 2015-B, Class A3, 1.38%, 12/15/18	135,003
250,000	Ford Credit Auto Lease Trust, Series 2014-B, Class A4, 1.10%, 11/15/17	249,973
Principal Amount		Value
ASSET-BACKED SECURITIES (1.2%) (continued)
$300,000	Ford Credit Auto Owner Trust, Series 2015-1, Class A, 2.12%, 7/15/26(2)	$300,284
250,000	Ford Credit Auto Owner Trust/Ford Credit, Series 2014-1, Class A, 2.26%, 11/15/25(2)	253,277
250,000	Ford Credit Floorplan Master Owner Trust, Series 2012-2, Class A, 1.92%, 1/15/19	251,115
72,000	Hyundai Auto Lease Securitization Trust, Series 2015-B, Class A3, 1.40%, 11/15/18(2)	72,056
150,000	Synchrony Credit Card Master Note Trust, Series 2015-1, Class A, 2.37%, 3/15/23	152,541
200,000	Synchrony Credit Card Master Note Trust, Series 2012-6, Class A, 1.36%, 8/17/20	199,844
100,000	Synchrony Credit Card Master Note Trust, Series 2012-2, Class A, 2.22%, 1/15/22	101,192
100,000	World Financial Network Credit Card Master Trust, Series 2013-A, Class A, 1.61%, 12/15/21	100,135
100,000	World Financial Network Credit Card Master Trust, Series 2012-A, Class A, 3.14%, 1/17/23	104,304
	TOTAL ASSET-BACKED SECURITIES (Cost $3,722,691) (1.2%)	3,727,400
COMMERCIAL MORTGAGE-BACKED SECURITIES (1.1%)
142,528	Citigroup Commercial Mortgage Trust, Series 2006-C5, Class A4, 5.43%, 10/15/49	143,464
210,578	Commercial Mortgage Trust, Series 2007-GG9, Class A4, 5.44%, 3/10/39	214,898
250,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K710, Class A2, 1.88%, 5/25/19	253,985
67,863	FREMF Mortgage Trust, Series 2013-KF02, Class B, 3.43%, 12/25/45(2)(3)	67,088
250,000	GNMA, Series 2013-12, Class B, 2.19%, 11/16/52(3)	246,404
150,000	GS Mortgage Securities Trust, Series 2012-GCJ7, Class A4, 3.38%, 5/10/45	158,220
102,080	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2007-CB20, Class A1A, 5.75%, 2/12/51(3)	106,215
339,148	LB-UBS Commercial Mortgage Trust, Series 2006-C6, Class A4, 5.37%, 9/15/39	341,594
150,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C12, Class A2, 3.00%, 10/15/46	155,439
254,000	Morgan Stanley Capital I Trust, Series 2012-C4, Class A4, 3.24%, 3/15/45	266,335
115,923	Thornburg Mortgage Securities Trust, Series 2005-1, Class A3, 2.53%, 4/25/45(3)	113,984
390,000	UBS-Barclays Commercial Mortgage Trust, Series 2013-C5, Class A4, 3.18%, 3/10/46	404,642
200,000	Wells Fargo Commercial Mortgage Trust, Series 2014-LC18, Class A2, 2.95%, 12/15/47	207,773
100,000	Wells Fargo Commercial Mortgage Trust, Series 2015-C26, Class A2, 2.66%, 2/15/48	102,792

See Notes to Financial Statements.

March 31, 2016

Principal Amount		Value
COMMERCIAL MORTGAGE-BACKED SECURITIES (1.1%) (continued)
$300,000	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS1, Class A2, 2.63%, 5/15/48	$307,788
400,000	WFRBS Commercial Mortgage Trust, Series 2011-C5, Class A4, 3.67%, 11/15/44	429,181
	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $3,577,134) (1.1%)	3,519,802
CORPORATE BONDS & NOTES (9.6%)
	BASIC MATERIALS (0.2%)
150,000	Ecolab, Inc., Senior Unsecured Notes, 3.25%, 1/14/23	154,152
175,000	LYB International Finance B.V., Guaranteed Notes, 4.00%, 7/15/23(1)	183,599
250,000	Mosaic Co. (The), Senior Unsecured Notes, 4.25%, 11/15/23(1)	261,281
150,000	Steel Dynamics, Inc., Guaranteed Notes, 6.13%, 8/15/19(1)	154,875
		753,907
	COMMUNICATIONS (0.8%)
100,000	Amazon.com, Inc., Senior Unsecured Notes, 3.30%, 12/5/21(1)	106,852
150,000	Amazon.com, Inc., Senior Unsecured Notes, 4.80%, 12/5/34	168,490
100,000	Baidu, Inc., Senior Unsecured Notes, 2.75%, 6/9/19	101,172
150,000	CBS Corp., Guaranteed Notes, 3.70%, 8/15/24	154,525
150,000	Comcast Corp., Guaranteed Notes, 6.45%, 3/15/37	198,849
250,000	DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Guaranteed Notes, 4.60%, 2/15/21	273,509
150,000	Expedia, Inc., Guaranteed Notes, 4.50%, 8/15/24(1)	151,002
250,000	Motorola Solutions, Inc., Senior Unsecured Notes, 3.50%, 3/1/23(1)	229,647
250,000	Netflix, Inc., Senior Unsecured Notes, 5.75%, 3/1/24	263,750
200,000	Scripps Networks Interactive, Inc., Senior Unsecured Notes, 2.80%, 6/15/20	200,360
150,000	T-Mobile USA, Inc., Guaranteed Notes, 6.63%, 11/15/20(1)	154,875
250,000	Telefonica Emisiones SAU, Guaranteed Notes, 5.88%, 7/15/19	279,616
250,000	Tencent Holdings, Ltd., Senior Unsecured Notes, 3.38%, 5/2/19(2)	258,953
87,000	Verizon Communications, Inc., Senior Unsecured Notes, 2.50%, 9/15/16	87,670
		2,629,270
	CONSUMER, CYCLICAL (1.2%)
250,000	American Honda Finance Corp., Senior Unsecured Notes, 2.13%, 2/28/17(1)(2)	252,945
100,000	CalAtlantic Group, Inc., Guaranteed Notes, 6.63%, 5/1/20	108,750
200,000	CVS Health Corp., Senior Unsecured Notes, 6.60%, 3/15/19	227,084
Principal Amount		Value
CORPORATE BONDS & NOTES (9.6%) (continued)
	CONSUMER, CYCLICAL (1.2%) (continued)
$150,000	D.R. Horton, Inc., Guaranteed Notes, 4.00%, 2/15/20	$154,500
200,000	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 1.72%, 12/6/17(1)	198,526
250,000	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 2.38%, 1/16/18	250,446
250,000	General Motors Financial Co., Inc., Guaranteed Notes, 2.40%, 4/10/18	249,944
100,000	General Motors Financial Co., Inc., Guaranteed Notes, 3.15%, 1/15/20	100,304
150,000	Goodyear Tire & Rubber Co. (The), Guaranteed Notes, 6.50%, 3/1/21	157,875
250,000	Home Depot, Inc. (The), Senior Unsecured Notes, 2.63%, 6/1/22	258,608
150,000	L Brands, Inc., Guaranteed Notes, 6.63%, 4/1/21	168,735
100,000	Magna International, Inc., Senior Unsecured Notes, 4.15%, 10/1/25	105,955
150,000	Newell Rubbermaid, Inc., Senior Unsecured Notes, 2.60%, 3/29/19	152,181
150,000	NIKE, Inc., Senior Unsecured Notes, 3.88%, 11/1/45(1)	156,978
150,000	Nissan Motor Acceptance Corp., Senior Unsecured Notes, 2.35%, 3/4/19(2)	152,447
200,000	Nordstrom, Inc., Senior Unsecured Notes, 5.00%, 1/15/44	208,964
150,000	Royal Caribbean Cruises, Ltd., Senior Unsecured Notes, 5.25%, 11/15/22(1)	158,250
125,000	Sally Holdings LLC/Sally Capital, Inc., Guaranteed Notes, 5.75%, 6/1/22	130,781
150,000	Toll Brothers Finance Corp., Guaranteed Notes, 4.88%, 11/15/25	148,500
250,000	Wyndham Worldwide Corp., Senior Unsecured Notes, 3.90%, 3/1/23(1)	253,073
		3,594,846
	CONSUMER, NON-CYCLICAL (1.6%)
150,000	AbbVie, Inc., Senior Unsecured Notes, 4.70%, 5/14/45	159,506
200,000	Actavis Funding SCS, Guaranteed Notes, 2.45%, 6/15/19	202,167
150,000	AmerisourceBergen Corp., Senior Unsecured Notes, 3.25%, 3/1/25	152,106
150,000	Amgen, Inc., Senior Unsecured Notes, 2.13%, 5/15/17(1)	151,707
100,000	Amgen, Inc., Senior Unsecured Notes, 3.88%, 11/15/21	108,386
100,000	Anheuser-Busch InBev Finance, Inc., Guaranteed Notes, 2.65%, 2/1/21	102,759
250,000	Anheuser-Busch InBev Finance, Inc., Guaranteed Notes, 4.90%, 2/1/46	279,390
150,000	Celgene Corp., Senior Unsecured Notes, 5.25%, 8/15/43	167,609
250,000	Constellation Brands, Inc., Guaranteed Notes, 3.75%, 5/1/21	253,125
100,000	DaVita HealthCare Partners, Inc., Guaranteed Notes, 5.75%, 8/15/22	104,375

See Notes to Financial Statements.

Schedule of Investments (continued)

Principal Amount		Value
CORPORATE BONDS & NOTES (9.6%) (continued)
	CONSUMER, NON-CYCLICAL (1.6%) (continued)
$250,000	Edwards Lifesciences Corp., Senior Unsecured Notes, 2.88%, 10/15/18	$256,019
250,000	Gilead Sciences, Inc., Senior Unsecured Notes, 2.35%, 2/1/20	255,791
200,000	HCA, Inc., Guaranteed Notes, 5.38%, 2/1/25	202,188
200,000	JM Smucker Co. (The), Guaranteed Notes, 4.38%, 3/15/45	209,422
150,000	Kellogg Co., Senior Unsecured Notes, 3.25%, 4/1/26	153,682
100,000	Kroger Co. (The), Senior Unsecured Notes, 2.95%, 11/1/21	104,219
350,000	Kroger Co. (The), Senior Unsecured Notes, 5.15%, 8/1/43	405,819
100,000	LifePoint Health, Inc., Guaranteed Notes, 5.50%, 12/1/21	104,500
250,000	Mylan, Inc., Guaranteed Notes, 1.35%, 11/29/16	248,276
150,000	NYU Hospitals Center, Unsecured Notes, 4.78%, 7/1/44	161,672
200,000	Quest Diagnostics, Inc., Senior Unsecured Notes, 3.50%, 3/30/25	201,177
100,000	Service Corp. International, Senior Unsecured Notes, 7.00%, 6/15/17	106,750
200,000	Sysco Corp., Guaranteed Notes, 3.75%, 10/1/25	210,346
165,000	UnitedHealth Group, Inc., Senior Unsecured Notes, 2.88%, 12/15/21	171,348
50,000	UnitedHealth Group, Inc., Senior Unsecured Notes, 4.63%, 11/15/41	55,720
150,000	Wm Wrigley Jr Co., Senior Unsecured Notes, 2.00%, 10/20/17(2)	150,619
250,000	Zoetis, Inc., Senior Unsecured Notes, 4.50%, 11/13/25(1)	267,341
		4,946,019
	ENERGY (0.3%)
100,000	DCP Midstream Operating L.P., Guaranteed Notes, 2.50%, 12/1/17	95,251
100,000	Enterprise Products Operating LLC, Guaranteed Notes, 4.85%, 8/15/42	92,771
150,000	Kinder Morgan Energy Partners L.P., Guaranteed Notes, 2.65%, 2/1/19(1)	148,149
100,000	Occidental Petroleum Corp., Senior Unsecured Notes, 3.40%, 4/15/26	100,955
100,000	Occidental Petroleum Corp., Senior Unsecured Notes, 4.63%, 6/15/45	104,142
200,000	Phillips 66, Guaranteed Notes, 4.30%, 4/1/22	212,934
100,000	Spectra Energy Partners L.P., Senior Unsecured Notes, 4.75%, 3/15/24	107,726
50,000	Valero Energy Corp., Senior Unsecured Notes, 6.63%, 6/15/37	54,233
		916,161
	FINANCIAL (4.3%)
100,000	Aflac, Inc., Senior Unsecured Notes, 3.25%, 3/17/25	100,821
Principal Amount		Value
CORPORATE BONDS & NOTES (9.6%) (continued)
	FINANCIAL (4.3%) (continued)
$100,000	Aircastle Ltd., Senior Unsecured Notes, 4.63%, 12/15/18(1)	$103,250
200,000	Ally Financial, Inc., Guaranteed Notes, 4.75%, 9/10/18	203,000
250,000	American Express Co., Senior Unsecured Notes, 1.21%, 5/22/18(3)	248,347
250,000	Australia & New Zealand Banking Group Ltd., Subordinated Notes, 4.50%, 3/19/24(1)(2)	253,200
250,000	AvalonBay Communities, Inc. GMTN, Senior Unsecured Notes, 3.45%, 6/1/25	256,193
150,000	Banco Bilbao Vizcaya Argentaria S.A., Senior Unsecured Notes, 3.00%, 10/20/20	151,540
250,000	Bancolombia S.A., Senior Unsecured Notes, 5.95%, 6/3/21(1)	270,312
200,000	Bank of America Corp. MTN, Senior Unsecured Notes, 4.00%, 4/1/24	209,792
200,000	Bank of America Corp. MTN, Series L, Senior Unsecured Notes, 5.65%, 5/1/18	214,694
300,000	Bank of China Hong Kong Ltd., Senior Unsecured Notes, 3.75%, 11/8/16(2)	304,468
150,000	Bank of New York Mellon Corp. (The) MTN, Senior Unsecured Notes, 2.45%, 11/27/20(1)	152,996
250,000	Barclays PLC, Senior Unsecured Notes, 4.38%, 1/12/26	245,330
250,000	BlackRock, Inc., Series 2, Senior Unsecured Notes, 5.00%, 12/10/19	279,700
200,000	BPCE S.A., Guaranteed Notes, 2.50%, 12/10/18	203,556
250,000	Capital One Financial Corp., Senior Unsecured Notes, 3.75%, 4/24/24	257,242
100,000	CIT Group, Inc., Senior Unsecured Notes, 4.25%, 8/15/17	101,761
75,000	CIT Group, Inc., Senior Unsecured Notes, 5.00%, 8/15/22	75,890
200,000	Citigroup, Inc., Subordinated Notes, 5.30%, 5/6/44(1)	209,261
200,000	CNA Financial Corp., Senior Unsecured Notes, 3.95%, 5/15/24	198,799
250,000	Cooperatieve Rabobank UA, Guaranteed Notes, 3.95%, 11/9/22	256,092
250,000	Credit Agricole S.A., Senior Unsecured Notes, 2.13%, 4/17/18(1)(2)	251,758
150,000	Crown Castle International Corp., Senior Unsecured Notes, 4.45%, 2/15/26	155,962
200,000	Deutsche Bank AG, Senior Unsecured Notes, 1.88%, 2/13/18	198,727
200,000	Digital Realty Trust L.P., Guaranteed Notes, 5.25%, 3/15/21	219,935
250,000	Discover Financial Services, Senior Unsecured Notes, 3.95%, 11/6/24	247,571
150,000	EPR Properties, Guaranteed Notes, 5.25%, 7/15/23	153,229
200,000	Fifth Third Bancorp, Senior Unsecured Notes, 2.88%, 7/27/20	202,788
517,000	GE Capital International Funding Co., Guaranteed Notes, 0.96%, 4/15/16(2)	517,028

See Notes to Financial Statements.

March 31, 2016

Principal Amount		Value
CORPORATE BONDS & NOTES (9.6%) (continued)
	FINANCIAL (4.3%) (continued)
$275,000	Goldman Sachs Group, Inc. (The), Senior Unsecured Notes, 5.75%, 10/1/16	$281,299
125,000	Goldman Sachs Group, Inc. (The), Subordinated Notes, 6.75%, 10/1/37	149,305
182,000	HCP, Inc., Senior Unsecured Notes, 3.15%, 8/1/22(1)	174,201
100,000	Hospitality Properties Trust, Senior Unsecured Notes, 4.65%, 3/15/24(1)	98,136
150,000	Host Hotels & Resorts L.P., Senior Unsecured Notes, 5.25%, 3/15/22	162,074
250,000	HSBC Holdings PLC, Senior Unsecured Notes, 4.00%, 3/30/22(1)	262,735
250,000	Huntington National Bank (The), Senior Unsecured Notes, 2.20%, 11/6/18	250,409
250,000	International Lease Finance Corp., Senior Secured Notes, 7.13%, 9/1/18(1)(2)	272,500
500,000	JPMorgan Chase & Co., Senior Unsecured Notes, 3.15%, 7/5/16	503,146
200,000	JPMorgan Chase & Co., Subordinated Notes, 4.13%, 12/15/26	207,610
250,000	Korea Development Bank (The), Senior Unsecured Notes, 4.00%, 9/9/16	253,387
250,000	Lloyds Bank PLC, Guaranteed Notes, 3.50%, 5/14/25(1)	258,588
50,000	Macquarie Bank Ltd., Senior Unsecured Notes, 5.00%, 2/22/17(2)	51,581
77,000	Mizuho Bank Ltd., Guaranteed Notes, 2.15%, 10/20/18(1)(2)	77,047
500,000	Morgan Stanley, Subordinated Notes, 4.88%, 11/1/22	541,722
200,000	Nomura Holdings, Inc. GMTN, Senior Unsecured Notes, 2.75%, 3/19/19	202,920
250,000	PNC Bank NA, Senior Unsecured Notes, 1.30%, 10/3/16	250,492
150,000	PNC Bank NA, Subordinated Notes, 2.95%, 1/30/23	151,114
150,000	PNC Funding Corp., Guaranteed Notes, 3.30%, 3/8/22	157,035
250,000	ProLogis L.P., Guaranteed Notes, 3.35%, 2/1/21	260,434
250,000	Regions Financial Corp., Senior Unsecured Notes, 2.00%, 5/15/18	248,413
150,000	Royal Bank of Scotland Group PLC, Senior Unsecured Notes, 1.88%, 3/31/17	149,703
250,000	Santander Holdings USA, Inc., Senior Unsecured Notes, 2.65%, 4/17/20(1)	247,223
250,000	Stifel Financial Corp., Senior Unsecured Notes, 4.25%, 7/18/24	247,454
150,000	Synchrony Financial, Senior Unsecured Notes, 3.00%, 8/15/19	152,378
100,000	Synchrony Financial, Senior Unsecured Notes, 3.75%, 8/15/21	102,653
150,000	UBS AG GMTN, Senior Unsecured Notes, 2.35%, 3/26/20	151,653
250,000	US Bancorp MTN, Subordinated Notes, 3.60%, 9/11/24	263,449
150,000	Wells Fargo & Co., Senior Unsecured Notes, 5.63%, 12/11/17	160,778
Principal Amount		Value
CORPORATE BONDS & NOTES (9.6%) (continued)
	FINANCIAL (4.3%) (continued)
$250,000	Wells Fargo & Co., Series M, Subordinated Notes, 3.45%, 2/13/23(1)	$256,380
100,000	Weyerhaeuser Co., Senior Unsecured Notes, 7.38%, 10/1/19	114,767
100,000	Weyerhaeuser Co., Senior Unsecured Notes, 6.95%, 10/1/27	116,890
255,000	XLIT Ltd., Guaranteed Notes, 5.75%, 10/1/21(1)	290,095
		13,310,813
	INDUSTRIAL (0.4%)
150,000	Ball Corp., Guaranteed Notes, 5.25%, 7/1/25(1)	157,500
250,000	Burlington Northern Santa Fe LLC, Senior Unsecured Notes, 3.60%, 9/1/20	268,302
100,000	Burlington Northern Santa Fe LLC, Senior Unsecured Notes, 4.45%, 3/15/43(1)	107,529
234,000	Masco Corp., Senior Unsecured Notes, 6.13%, 10/3/16(1)	239,675
250,000	Packaging Corp. of America, Senior Unsecured Notes, 3.65%, 9/15/24	247,960
200,000	Textron, Inc., Senior Unsecured Notes, 3.88%, 3/1/25	201,584
		1,222,550
	TECHNOLOGY (0.3%)
100,000	Altera Corp., Guaranteed Notes, 1.75%, 5/15/17	100,881
150,000	Analog Devices, Inc., Senior Unsecured Notes, 3.90%, 12/15/25	162,009
100,000	Cadence Design Systems, Inc., Senior Unsecured Notes, 4.38%, 10/15/24	101,324
200,000	Intel Corp., Senior Unsecured Notes, 3.30%, 10/1/21(1)	214,835
175,000	Microsoft Corp., Senior Unsecured Notes, 4.45%, 11/3/45	194,104
200,000	QUALCOMM, Inc., Senior Unsecured Notes, 3.45%, 5/20/25(1)	206,997
		980,150
	UTILITIES (0.5%)
200,000	Consolidated Edison Co. of New York, Inc., Senior Unsecured Notes, 4.50%, 12/1/45(1)	218,114
100,000	Consumers Energy Co., 3.13%, 8/31/24	103,566
150,000	Dominion Resources, Inc., Series C, Senior Unsecured Notes, 4.90%, 8/1/41	153,089
200,000	Exelon Generation Co. LLC, Senior Unsecured Notes, 5.20%, 10/1/19	217,806
250,000	Florida Power & Light Co., 4.95%, 6/1/35	292,754
100,000	National Fuel Gas Co., Senior Unsecured Notes, 5.20%, 7/15/25	91,782
200,000	Pacific Gas & Electric Co., Senior Unsecured Notes, 2.95%, 3/1/26	202,033
250,000	Southern Co. (The), Senior Unsecured Notes, 2.75%, 6/15/20	253,471
		1,532,615
	TOTAL CORPORATE BONDS & NOTES (Cost $29,454,092) (9.6%)	29,886,331

See Notes to Financial Statements.

Schedule of Investments (continued)

Principal Amount		Value
FOREIGN GOVERNMENT OBLIGATIONS (0.2%)
$250,000	Mexico Government International Bond, Senior Unsecured Notes, 5.13%, 1/15/20	$274,375
150,000	Poland Government International Bond, Senior Unsecured Notes, 4.00%, 1/22/24(1)	160,155
	TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $416,038) (0.2%)	434,530
LONG-TERM MUNICIPAL SECURITIES (0.6%)
185,000	California Educational Facilities Authority, Revenue Bonds, Loyola Marymount University, Series A, 2.96%, 10/1/21	192,456
100,000	California State, Build America Bonds, General Obligation Unlimited, AGM Insured, 6.88%, 11/1/26	132,663
200,000	City of New York, General Obligation Unlimited, Subser. D2, 2.60%, 8/1/20	209,402
200,000	East Baton Rouge Sewerage Commission, Taxable Refunding Revenue Bonds, Series A, 3.65%, 2/1/28	206,858
150,000	Lancaster County Hospital Authority University of Pennsylvania Health System, Revenue Bonds, Series A, 3.00%, 8/15/30	152,459
100,000	New York City Transitional Finance Authority Future Tax Secured Revenue, Subordinate Bonds, Revenue Bonds, 3.00%, 2/1/26	100,850
330,000	San Francisco Bay Area Rapid Transit District, Revenue Bonds, Series B, 4.09%, 7/1/32	337,303
140,000	State of California, Build America Bonds, General Obligation Unlimited, 5.70%, 11/1/21	167,626
100,000	University of Alabama, Build America Bonds, General Obligation Unlimited, Revenue Bonds, Series B, 5.20%, 10/1/30	113,222
250,000	University of Oklahoma(The), Revenue Bonds, Series B, 3.10%, 7/1/26	249,787
	TOTAL LONG-TERM MUNICIPAL SECURITIES (Cost $1,819,814) (0.6%)	1,862,626
SHORT-TERM MUNICIPAL SECURITIES (0.0%)
50,000	City of Huntsville, Build America Bonds, General Obligation Unlimited, Series. B, 2.41%, 9/1/16	50,279
	TOTAL SHORT-TERM MUNICIPAL SECURITIES (Cost $50,314) (0.0%)	50,279
U.S. GOVERNMENT AGENCY OBLIGATIONS (5.7%)
500,000	FHLB, 2.88%, 9/11/20	535,077
500,000	FHLMC, 1.00%, 7/28/17	501,806
500,000	FHLMC, 0.75%, 1/12/18	499,822
500,000	FHLMC, 1.75%, 5/30/19	511,977
206,231	FHLMC, Series 4151, Class PA, 2.00%, 1/15/33	208,273
326,844	FHLMC Gold PC Pool #A95174, 4.00%, 11/1/40	349,670
62,614	FHLMC Gold PC Pool #C03516, 4.00%, 9/1/40	66,992
314,306	FHLMC Gold PC Pool #C09055, 4.00%, 12/1/43	335,658
Principal Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (5.7%) (continued)
$396,391	FHLMC Gold PC Pool #G05447, 4.50%, 5/1/39	$431,060
64,858	FHLMC Gold PC Pool #G06927, 5.00%, 2/1/37	71,859
24,387	FHLMC Gold PC Pool #G08488, 3.50%, 4/1/42	25,556
33,752	FHLMC Gold PC Pool #J03316, 5.00%, 9/1/21	34,852
337,152	FHLMC Gold PC Pool #J13885, 3.50%, 12/1/25	356,644
218,581	FHLMC Gold PC Pool #Q05649, 4.00%, 1/1/42	233,737
362,812	FHLMC Gold PC Pool #Q05714, 4.00%, 1/1/42	387,987
160,680	FHLMC Gold PC Pool #Q23433, 4.00%, 12/1/43	171,606
173,790	FNMA, 4.50%, 4/1/40	189,624
36,308	FNMA, 4.50%, 7/1/40	39,632
142,431	FNMA Pool #745275, 5.00%, 2/1/36	157,870
133,729	FNMA Pool #890585, 5.00%, 3/1/39	147,943
8,120	FNMA Pool #910242, 5.00%, 3/1/37	8,975
16,158	FNMA Pool #975116, 5.00%, 5/1/38	17,859
850	FNMA Pool #976734, 5.00%, 3/1/38	939
284,317	FNMA Pool #995245, 5.00%, 1/1/39	314,250
175,837	FNMA Pool #AA7720, 4.00%, 8/1/39	187,859
382,143	FNMA Pool #AB1259, 5.00%, 7/1/40	423,444
305,053	FNMA Pool #AB1796, 3.50%, 11/1/40	320,513
176,645	FNMA Pool #AB3218, 3.50%, 7/1/31	186,361
213,822	FNMA Pool #AB5024, 3.00%, 4/1/42	219,768
293,769	FNMA Pool #AB6286, 2.50%, 9/1/27	302,952
357,202	FNMA Pool #AB8144, 5.00%, 4/1/37	396,012
187,425	FNMA Pool #AC8908, 4.50%, 1/1/40	204,557
95,432	FNMA Pool #AH3226, 5.00%, 2/1/41	105,489
64,310	FNMA Pool #AH6186, 4.00%, 2/1/41	68,888
153,038	FNMA Pool #AH7205, 4.50%, 3/1/41	167,042
157,852	FNMA Pool #AH8932, 4.50%, 4/1/41	172,289
162,656	FNMA Pool #AI1019, 4.50%, 5/1/41	177,343
249,582	FNMA Pool #AJ6932, 3.00%, 11/1/26	261,270
464,588	FNMA Pool #AJ9278, 3.50%, 12/1/41	488,183
282,951	FNMA Pool #AL7662, 4.50%, 10/1/43	308,008
130,710	FNMA Pool #AQ0287, 3.00%, 10/1/42	134,381
382,737	FNMA Pool #AQ3960, 3.00%, 8/1/28	400,546
309,034	FNMA Pool #AR0930, 2.50%, 1/1/28	317,540
148,044	FNMA Pool #AS0865, 2.50%, 10/1/28	152,672
350,152	FNMA Pool #AS1529, 3.00%, 1/1/29	366,042
49,995	FNMA Pool #AS2751, 4.50%, 6/1/44	54,368
239,910	FNMA Pool #AS5696, 3.50%, 8/1/45	251,657
489,628	FNMA Pool #AS5906, 3.50%, 10/1/45	513,603
29,997	FNMA Pool #AS6205, 3.50%, 11/1/45	31,466
49,996	FNMA Pool #AU4290, 4.00%, 9/1/43	53,414
430,441	FNMA Pool #AU7025, 3.00%, 11/1/43	442,430
48,131	FNMA Pool #AU7431, 4.50%, 11/1/43	52,343
200,965	FNMA Pool #AU8070, 3.50%, 9/1/43	211,020
175,243	FNMA Pool #AW5055, 3.50%, 7/1/44	184,463
244,509	FNMA Pool #AW9239, 4.50%, 8/1/44	266,329

See Notes to Financial Statements.

March 31, 2016

Principal Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (5.7%) (continued)
$139,196	FNMA Pool #AX1138, 3.50%, 9/1/44	$146,011
349,392	FNMA Pool #AY2618, 4.00%, 3/1/45	373,397
190,195	FNMA Pool #AY2713, 4.00%, 2/1/45	203,200
113,643	FNMA Pool #AY2728, 2.50%, 2/1/30	116,771
196,450	FNMA Pool #AZ0176, 3.00%, 6/1/45	201,664
248,430	FNMA Pool #AZ6194, 3.50%, 10/1/45	260,595
247,885	FNMA Pool #AZ9703, 3.00%, 10/1/45	254,464
289,900	FNMA Pool #MA0073, 4.50%, 5/1/29	315,229
239,493	FNMA Pool #MA2304, 4.00%, 6/1/45	256,070
178,515	FNMA Pool #MA3894, 4.00%, 9/1/31	192,339
50,000	FNMA Pool TBA, 3.50%, 4/1/46	52,424
150,000	FNMA Pool TBA, 4.50%, 4/1/46	163,219
202,130	FNMA REMIC Trust Series 2013-18, Class AE, 2.00%, 3/25/28	203,622
168,117	FNMA REMIC Trust Series 2013-41, Class WD, 2.00%, 11/25/42	167,913
260,698	GNMA II Pool #MA1090, 3.50%, 6/20/43	276,190
153,732	GNMA II Pool #MA1448, 3.50%, 11/20/43	162,777
182,601	GNMA II Pool #MA1520, 3.00%, 12/20/43	189,534
152,702	GNMA II Pool #MA2074, 4.00%, 7/20/44	163,314
297,663	GNMA II Pool #MA2149, 4.00%, 8/20/44	318,335
62,372	GNMA II Pool #MA2304, 4.00%, 10/20/44	66,694
506,997	GNMA II Pool #MA2445, 3.50%, 12/20/44	536,501
169,292	GNMA Pool #650494, 5.50%, 1/15/36	191,753
	TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $17,543,077) (5.7%)	17,833,936
U.S. TREASURY OBLIGATIONS (4.5%)
	U.S. TREASURY NOTES & BONDS (4.5%)
300,000	U.S. Treasury Bonds, 5.25%, 11/15/28	410,320
350,000	U.S. Treasury Bonds, 5.38%, 2/15/31	501,853
550,000	U.S. Treasury Bonds, 4.63%, 2/15/40	765,918
100,000	U.S. Treasury Bonds, 4.38%, 5/15/40	134,551
200,000	U.S. Treasury Bonds, 3.75%, 8/15/41	246,547
100,000	U.S. Treasury Bonds, 2.88%, 5/15/43	105,371
250,000	U.S. Treasury Bonds, 3.63%, 8/15/43	303,633
100,000	U.S. Treasury Bonds, 3.63%, 2/15/44	121,316
100,000	U.S. Treasury Bonds, 3.38%, 5/15/44	115,926
300,000	U.S. Treasury Bonds, 3.13%, 8/15/44	331,875
350,000	U.S. Treasury Bonds, 3.00%, 11/15/44	377,686
100,000	U.S. Treasury Notes, 1.75%, 5/31/16	100,237
450,000	U.S. Treasury Notes, 1.50%, 6/30/16	451,327
250,000	U.S. Treasury Notes, 0.50%, 8/31/16	250,122
300,000	U.S. Treasury Notes, 1.00%, 9/30/16	300,844
300,000	U.S. Treasury Notes, 0.38%, 10/31/16	299,836
200,000	U.S. Treasury Notes, 0.50%, 11/30/16	199,992
250,000	U.S. Treasury Notes, 0.88%, 10/15/17	250,606
200,000	U.S. Treasury Notes, 1.88%, 10/31/17	203,594
350,000	U.S. Treasury Notes, 0.63%, 11/30/17	349,439
1,450,000	U.S. Treasury Notes, 1.38%, 9/30/18	1,470,504
600,000	U.S. Treasury Notes, 1.38%, 12/31/18	608,742
550,000	U.S. Treasury Notes, 1.00%, 9/30/19	550,451
350,000	U.S. Treasury Notes, 1.38%, 1/31/20	354,033
500,000	U.S. Treasury Notes, 1.13%, 3/31/20	500,879
Principal Amount		Value
U.S. TREASURY OBLIGATIONS (4.5%) (continued)
	U.S. TREASURY NOTES & BONDS (4.5%) (continued)
$100,000	U.S. Treasury Notes, 1.38%, 3/31/20	$101,086
200,000	U.S. Treasury Notes, 1.13%, 4/30/20	200,281
300,000	U.S. Treasury Notes, 1.38%, 4/30/20	303,106
150,000	U.S. Treasury Notes, 2.00%, 7/31/20	155,326
700,000	U.S. Treasury Notes, 2.25%, 4/30/21	733,988
200,000	U.S. Treasury Notes, 2.25%, 7/31/21	209,750
450,000	U.S. Treasury Notes, 2.00%, 10/31/21	465,205
450,000	U.S. Treasury Notes, 2.00%, 2/15/22	465,381
150,000	U.S. Treasury Notes, 1.75%, 3/31/22	152,678
50,000	U.S. Treasury Notes, 1.63%, 8/15/22	50,385
300,000	U.S. Treasury Notes, 2.00%, 11/30/22	309,106
250,000	U.S. Treasury Notes, 2.50%, 8/15/23	266,416
50,000	U.S. Treasury Notes, 2.75%, 2/15/24	54,143
500,000	U.S. Treasury Notes, 2.38%, 8/15/24	526,562
120,000	U.S. Treasury Notes, 2.25%, 11/15/24	125,109
100,000	U.S. Treasury Notes, 2.00%, 2/15/25	102,137
250,000	U.S. Treasury Notes, 2.13%, 5/15/25	257,725
150,000	U.S. Treasury Notes, 1.63%, 2/15/26(1)	147,820
	TOTAL U.S. TREASURY OBLIGATIONS (Cost $13,529,753) (4.5%)	13,931,806
Shares		Value
SHORT-TERM INVESTMENTS (11.5%)
	MONEY MARKET FUNDS (11.5%)
28,595,181	State Street Institutional Liquid Reserves Fund	28,595,181
7,294,278	State Street Navigator Securities Lending Prime Portfolio(4)	7,294,278
	TOTAL SHORT-TERM INVESTMENTS (Cost $35,889,459) (11.5%)	35,889,459
	TOTAL INVESTMENT SECURITIES (101.5%) (Cost $258,185,662)	$316,012,570
EXCESS OF LIABILITIES OVER CASH AND OTHER ASSETS (-1.5%)		(4,535,039)
NET ASSETS (100%)		$311,477,531
*
Non-income producing.

(1)
A portion or all of the security was held on loan. As of March 31, 2016, the market value of the securities on loan was $7,133,368.

(2)
Pursuant to Rule 144A under the Securities Act of 1933, this security can only be sold to qualified institutional investors.

(3)
The rate shown on floating rate securities is the rate at the end of the reporting period.

(4)
Securities with an aggregate market value of  $7,133,368 were out on loan in exchange for $7,294,278 of cash collateral as of March 31, 2016. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 1I in the Notes to Financial Statements.

ADR
American Depositary Receipt.

AGM
Assured Guaranty Municipal.

FHLB
Federal Home Loan Bank.

FHLMC
Federal Home Loan Mortgage Corp.

FNMA
Federal National Mortgage Association.

See Notes to Financial Statements.

Schedule of Investments (continued)

FREMF
Finnish Real Estate Management Federation.

GMTN
Global Medium Term Note.

GNMA
Government National Mortgage Association.

MTN
Medium Term Note.

REIT
Real Estate Investment Trust.

TBA
To Be Announced.

The following table summarizes the inputs used to value the Fund’s investments in securities as of March 31, 2016 (See Note 1B):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$208,876,401	$—	$—	$208,876,401
Asset-Backed Securities	—	3,727,400	—	3,727,400
Commercial Mortgage-Backed Securities	—	3,519,802	—	3,519,802
Corporate Bonds & Notes*	—	29,886,331	—	29,886,331
Foreign Government Obligations	—	434,530	—	434,530
Long-Term Municipal Securities	—	1,862,626	—	1,862,626
Short-Term Municipal Securities	—	50,279	—	50,279
U.S. Government Agency Obligations	—	17,833,936	—	17,833,936
U.S. Treasury Obligations	—	13,931,806	—	13,931,806
Short-Term Investments	35,889,459	—	—	35,889,459
Total Investments in Securities	$244,765,860	$71,246,710	$—	$316,012,570
*
See Schedule of Investments for further classification.

See Notes to Financial Statements.

Statements of Assets and Liabilities
at March 31, 2016

	Value Line Small Cap Opportunities Fund, Inc.	Value Line Asset Allocation Fund, Inc.
Assets:
Investments in securities, at value*	$440,487,433	$316,012,570
Cash	3,767	—
Receivable for capital shares sold	849,996	689,429
Interest and dividends receivable	301,946	615,205
Receivable for securities lending income	24,582	4,792
Prepaid expenses	768	632
Prepaid directors’ fees and expenses	5	923
Receivable for securities sold	—	2,589,510
Other receivables	2,012	1,659
Total Assets	441,670,509	319,914,720
Liabilities:
Payable upon return of securities on loan (Note 1I)	36,911,896	7,294,278
Payable for securities purchased	722,930	672,760
Payable for capital shares redeemed	118,360	140,800
Accrued expenses:
Advisory fee	233,024	155,324
Service and distribution plan fees	81,527	63,361
Other	153,470	110,666
Total Liabilities	38,221,207	8,437,189
Net Assets	$403,449,302	$311,477,531
Net assets consist of:
Capital stock, at $0.001 par value (authorized 300,000,000 and 300,000,000 shares, respectively)	$9,626	$11,073
Additional paid-in capital	279,238,672	250,982,367
Undistributed/(distributions in excess of) net investment income	(262,717)	29,596
Accumulated net realized gain on investments and foreign currency	5,116,701	2,627,293
Net unrealized appreciation of:
Investments and foreign currency translations	119,347,020	57,827,202
Net Assets	$403,449,302	$311,477,531
Net Asset Value Per Share
Investor Class
Net Assets	$399,787,665	$305,567,178
Shares Outstanding	9,538,568	10,863,037
Net Asset Value, Offering and Redemption Price per Outstanding Share	$41.91	$28.13
Institutional Class(1)
Net Assets	$3,661,637	$5,910,353
Shares Outstanding	87,254	209,949
Net Asset Value, Offering and Redemption Price per Outstanding Share	$41.97	$28.15
* Includes securities on loan of	$36,509,872	$7,133,368
Cost of investments	$321,140,413	$258,185,662
(1)
Commenced operations on November 1, 2015.

See Notes to Financial Statements.

Statements of Operations
for the Year Ended March 31, 2016

	Value Line Small Cap Opportunities Fund, Inc.	Value Line Asset Allocation Fund, Inc.
Investment Income:
Dividends (net of foreign withholding tax of $0 and $24,737, respectively)	$3,718,470	$1,947,658
Interest	20,429	1,710,761
Securities lending income	149,636	27,863
Other income	2,012	1,659
Total Income	3,890,547	3,687,941
Expenses:
Advisory fee	2,697,518	1,866,430
Service and distribution plan fees – Investor Class	897,661	716,144
Sub-transfer agent fees	172,435	116,476
Auditing and legal fees	213,938	169,803
Transfer agent fees	104,506	110,621
Custodian fees	101,457	131,337
Directors’ fees and expenses	93,180	73,586
Printing and postage	83,409	74,964
Insurance	63,488	48,120
Registration and filing fees	49,208	56,541
Professional fees/Tax expense	38,555	31,338
Other	7,487	6,339
Total Expenses Before Fees Waived and Expenses Reimbursed (See Note 5)	4,522,842	3,401,699
Less: Service and Distribution Plan Fees Waived	—	(92,206)
Less: Advisory Fees and Expenses Reimbursed	(15,171)	(13,745)
Net Expenses	4,507,671	3,295,748
Net Investment Income/(Loss)	(617,124)	392,193
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Exchange Transactions:
Net Realized Gain/(Loss) From:
Investments	22,725,059	6,990,411
Foreign currency translations	—	(721)
	22,725,059	6,989,690
Change in Net Unrealized Appreciation/(Depreciation) of:
Investments	(33,267,137)	(5,986,116)
Foreign currency transactions	—	394
	(33,267,137)	(5,985,722)
Net Realized Gain/(Loss) on Investments and Foreign Exchange Transactions	(10,542,078)	1,003,968
Increase/(Decrease) in Net Assets from Operations	$(11,159,202)	$1,396,161
See Notes to Financial Statements.

Statement of Changes in Net Assets
for the Years Ended March 31, 2016 and 2015

	Value Line Small Cap Opportunities Fund, Inc.
	Year Ended March 31, 2016	Year Ended March 31, 2015
Operations:
Net investment loss	$(617,124)	$(152,948)
Net realized gain on investments	22,725,059	44,845,011
Change in net unrealized appreciation/(depreciation) on investments	(33,267,137)	(8,139,691)
Net increase/(decrease) in net assets from operations	(11,159,202)	36,552,372
Distributions to Shareholders from:
Net realized gain from investment transactions
Investor Class	(48,588,421)	(21,466,698)
Institutional Class(1)	(121,656)	—
	(48,710,077)	(21,466,698)
Share Transactions:
Proceeds from sale of shares
Investor Class	107,242,965	20,126,655
Institutional Class(1)	3,802,658	—
Proceeds from reinvestment of distributions to shareholders
Investor Class	47,980,548	21,101,433
Institutional Class(1)	121,656	—
Cost of shares redeemed
Investor Class	(59,903,376)	(49,675,226)
Institutional Class(1)	(252,902)	—
Net increase/(decrease) in net assets from capital share transactions	98,991,549	(8,447,138)
Total increase in net assets	39,122,270	6,638,536
Net Assets:
Beginning of year	364,327,032	357,688,496
End of year	$403,449,302	$364,327,032
Distributions in excess of net investment income included in net assets, at end of year	$(262,717)	$(174,933)
Capital Share Transactions:
Shares sold
Investor Class	2,362,075	421,125
Institutional Class(1)	89,937	—
Shares issued to shareholders in reinvestment of distributions
Investor Class	1,140,764	450,789
Institutional Class(1)	2,891	—
Shares redeemed
Investor Class	(1,324,208)	(1,045,041)
Institutional Class(1)	(5,574)	—
Net increase (decrease)	2,265,885	(173,127)
(1)
Commenced operations on November 1, 2015.

See Notes to Financial Statements.

Statement of Changes in Net Assets
for the Years Ended March 31, 2016 and 2015

	Value Line Asset Allocation Fund, Inc.
	Year Ended March 31, 2016	Year Ended March 31, 2015
Operations:
Net investment income	$392,193	$924,657
Net realized gain on investments and foreign currency	6,989,690	6,257,503
Change in net unrealized appreciation/(depreciation) on investments and foreign currency translations	(5,985,722)	12,912,209
Net increase in net assets from operations	1,396,161	20,094,369
Distributions to Shareholders from:
Net investment income
Investor Class	(582,878)	(910,204)
Institutional Class(1)	(235)	—
Net realized gain from investment transactions
Investor Class	(8,219,105)	(4,366,496)
Institutional Class(1)	(3,081)	—
	(8,805,299)	(5,276,700)
Share Transactions:
Proceeds from sale of shares
Investor Class	113,930,938	64,762,062
Institutional Class(1)	5,661,207	—
Proceeds from reinvestment of dividends and distributions to shareholders
Investor Class	8,538,111	5,054,003
Institutional Class(1)	3,316	—
Cost of shares redeemed
Investor Class	(80,215,784)	(51,220,341)
Institutional Class(1)	(75,686)	—
Net increase in net assets from capital share transactions	47,842,102	18,595,724
Total increase in net assets	40,432,964	33,413,393
Net Assets:
Beginning of year	271,044,567	237,631,174
End of year	$311,477,531	$271,044,567
Undistributed net investment income included in net assets, at end of year	$29,596	$220,971
Capital Share Transactions:
Shares sold
Investor Class	4,029,876	2,315,371
Institutional Class(1)	212,619	—
Shares issued to shareholders in reinvestment of dividends and distributions
Investor Class	308,569	178,966
Institutional Class(1)	120	—
Shares redeemed
Investor Class	(2,860,732)	(1,840,949)
Institutional Class(1)	(2,790)	—
Net increase	1,687,662	653,388
(1)
Commenced operations on November 1, 2015.

See Notes to Financial Statements.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:
	Value Line Small Cap Opportunities Fund, Inc. Investor Class Years Ended March 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$49.50	$47.48	$42.34	$37.27	$34.29
Income/(loss) from investment operations:
Net investment income/(loss)	(0.06)	(0.02)	(0.07)	0.02	(0.14)
Net gains/(losses) on securities (both realized and unrealized)	(1.42)	5.05	9.44	6.66	3.12
Total from investment operations	(1.48)	5.03	9.37	6.68	2.98
Less distributions:
Dividends from net investment income	—	—	—	(0.04)	—
Distributions from net realized gains	(6.11)	(3.01)	(4.23)	(1.57)	—
Total distributions	(6.11)	(3.01)	(4.23)	(1.61)	—
Net asset value, end of year	$41.91	$49.50	$47.48	$42.34	$37.27
Total return	(3.03)%	10.96%	22.21%	18.51%	8.69%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$399,788	$364,327	$357,688	$308,754	$296,839
Ratio of gross expenses to average net assets(1)	1.25%	1.27%	1.26%	1.28%	1.25%
Ratio of net investment income/(loss) to average net assets	(0.17)%	(0.04)%	(0.16)%	0.06%	(0.39)%
Portfolio turnover rate	17%	17%	15%	10%	24%
(1)
Ratio reflects expenses grossed up for the custody credit arrangement. The ratio of expenses to average net assets net of custody credits would have been unchanged for the periods shown. The custody credit arrangement was discontinued as of January 1, 2013.

See Notes to Financial Statements.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:
Value Line Small Cap Opportunities Fund, Inc. Institutional Class
November 1, 2015(1) to March 31, 2016
Net asset value, beginning of period	$49.71
Income/(loss) from investment operations:
Net investment income	0.03
Net losses on securities (both realized and unrealized)	(1.66)
Total from investment operations	(1.63)
Less distributions:
Distributions from net realized gains	(6.11)
Net asset value, end of period	$41.97
Total return(2)	(3.33)%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$3,662
Ratio of gross expenses to average net assets(3)(4)	3.47%
Ratio of net expenses to average net assets(3)(5)	1.00%
Ratio of net investment income to average net assets(3)	0.43%
Portfolio turnover rate(2)	17%
(1)
Commencement of operations.

(2)
Not annualized.

(3)
Annualized.

(4)
Ratio reflects expenses grossed up for the reimbursement by the Adviser of certain expenses incurred by the Fund.

(5)
Ratio reflects expenses net of the reimbursement by the Adviser of certain expenses incurred by the Fund.

See Notes to Financial Statements.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:
	Value Line Asset Allocation Fund, Inc. Investor Class Years Ended March 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$28.88	$27.21	$24.68	$22.64	$21.38
Income/(loss) from investment operations:
Net investment income	0.03	0.10	0.08	0.10	0.06
Net gains/(losses) on securities (both realized and unrealized)	0.04	2.17	3.17	2.57	1.88
Total from investment operations	0.07	2.27	3.25	2.67	1.94
Less distributions:
Dividends from net investment income	(0.05)	(0.10)	(0.06)	(0.10)	(0.13)
Distributions from net realized gains	(0.77)	(0.50)	(0.66)	(0.53)	(0.55)
Total distributions	(0.82)	(0.60)	(0.72)	(0.63)	(0.68)
Net asset value, end of year	$28.13	$28.88	$27.21	$24.68	$22.64
Total return	0.31%	8.39%	13.22%	12.05%	9.38%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$305,567	$271,045	$237,631	$159,281	$76,814
Ratio of gross expenses to average net assets	1.18%	1.19%	1.19%	1.25%(1)	1.34%(1)
Ratio of net expenses to average net assets(2)	1.15%	1.09%	1.09%	1.15%	1.24%
Ratio of net investment income to average net assets	0.14%	0.37%	0.35%	0.48%	0.28%
Portfolio turnover rate	19%	24%	29%	40%	53%
(1)
Ratio reflects expenses grossed up for the custody credit arrangement. The ratio of expenses to average net assets net of custody credits would have been unchanged for the periods shown. The custody credit arrangement was discontinued as of January 1, 2013.

(2)
Ratio reflects expenses net of the custody credit arrangement and net of the waiver of a portion of the service and distribution plan fees by the Distributor. The custody credit arrangement was discontinued as of January 1, 2013.

See Notes to Financial Statements.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:
Value Line Asset Allocation Fund, Inc. Institutional Class
November 1, 2015(1) to March 31, 2016
Net asset value, beginning of period	$28.97
Income/(loss) from investment operations:
Net investment income	0.08
Net losses on securities (both realized and unrealized)	(0.07)
Total from investment operations	0.01
Less distributions:
Dividends from net investment income	(0.06)
Distributions from net realized gains	(0.77)
Total distributions	(0.83)
Net asset value, end of period	$28.15
Total return(2)	0.08%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$5,910
Ratio of gross expenses to average net assets(3)(4)	2.91%
Ratio of net expenses to average net assets(3)(5)	0.93%
Ratio of net investment income to average net assets(3)	0.64%
Portfolio turnover rate(2)	19%
(1)
Commencement of operations.

(2)
Not annualized.

(3)
Annualized.

(4)
Ratio reflects expenses grossed up for the reimbursement by the Adviser of certain expenses incurred by the Fund.

(5)
Ratio reflects expenses net of the reimbursement by the Adviser of certain expenses incurred by the Fund.

See Notes to Financial Statements.

Notes to Financial Statements

1.   Significant Accounting Policies
The Value Line Small Cap Opportunities Fund, Inc. and the Value Line Asset Allocation Fund, Inc., (individually a “Fund” and collectively, the “Funds”) are each registered under the Investment Company Act of 1940, as amended, as diversified, open-end management investment companies. Each Fund is currently divided into two classes of shares: Investor Class shares and Institutional Class shares. Investor shares are available to any investor who meets the fund’s minimum purchase requirement. Institutional shares are designed for investors who meet certain administrative, service and account size criteria. The Value Line Small Cap Opportunities Fund, Inc.’s primary investment objective is long-term growth of capital. The Value Line Asset Allocation Fund, Inc. seeks to achieve a high total investment return consistent with reasonable risk by investing primarily in a broad range of common stocks, bonds and money market instruments. The Value Line Asset Allocation Fund, Inc. will attempt to achieve its objective by following an asset allocation strategy, based on data derived from computer models for the stock and bond markets, that shifts the assets of the Fund among equity, debt and money market securities as the models indicate and its investment adviser, EULAV Asset Management (the “Adviser”), deems appropriate. The Value Line Funds (the “Value Line Funds”) is a family of 12 mutual funds that includes a wide range of solutions designed to meet virtually any investment goal and consists of a variety of equity, fixed income, and hybrid funds.
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.
(A) Security Valuation:   Securities listed on a securities exchange are valued at the closing sales prices on the date as of which the net asset value (“NAV”) is being determined. Securities traded on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) Stock Market are valued at the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates fair value. Short-term instruments with maturities greater than 60 days at the date of purchase are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost.
Investments in shares of open-end mutual funds, including money market funds, are valued at their daily NAV which is calculated as of the close of regular trading on the NYSE (usually 4:00 P.M. Eastern Standard Time) on each day on which the NYSE is open for business. NAV per share is determined by dividing the fund’s total net assets by the fund’s total number of shares outstanding at the time of calculation.
The Board of Directors (the “Board”) has adopted procedures for valuing portfolio securities in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Adviser. A valuation committee (the “Valuation Committee”) was established by the Board to oversee the implementation of the Funds’ valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Adviser monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee. In addition, the Funds may use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer reflects the value of a security due to factors affecting one or more relevant securities markets or the specific issuer.
The Board has determined that the value of bonds and other fixed-income securities be calculated on the valuation date by reference to valuations obtained from an independent pricing service which determines valuations for normal institutional-size trading units of debt securities, without exclusive reliance upon quoted prices. This service takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations.

Notes to Financial Statements (continued)

(B) Fair Value Measurements:   The Funds follow fair valuation accounting standards (FASB ASC 820-10) which establishes a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:
•
Level 1 — Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

•
Level 2 — Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

•
Level 3 — Inputs that are unobservable.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
For the year ended March 31, 2016, there were no transfers between Level 1, Level 2, and Level 3 assets for each Fund.
The Funds’ policy is to recognize transfers between levels at the beginning of the reporting period.
An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.
For the year ended March 31, 2016, there were no Level 3 investments for each Fund. The Schedule of Investments includes a breakdown of the Funds’ investments by category.
(C) Federal Income Taxes:   It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to regulated investment companies, as defined in applicable sections of the Internal Revenue Code, and to distribute all of their investment income and capital gains to their shareholders. Therefore, no provision for federal income tax is required.
As of March 31, 2016, and for all open tax years, management has analyzed the Funds’ tax positions taken on federal and state income tax returns, and has concluded that no provision for federal or state income tax is required in the Funds’ financial statements. The Funds’ federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and the state departments of revenue. Value Line Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
(D) Security Transactions and Distributions:   Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on sales of securities are calculated for financial accounting and federal income tax purposes on the basis of first in first out convention (“FIFO”). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Interest income, adjusted for the amortization of discount and premium, is earned from settlement date and recognized on the accrual basis. Gains and losses realized on prepayments received on mortgage-related securities are recorded as interest income.

March 31, 2016

The dividends and distributions were as follows:
	Year Ended March 31, 2016	Year Ended March 31, 2015
Value Line Small Cap Opportunities Fund, Inc.
Investor Class:
Dividends per share from net investment income	$—	$—
Distributions per share from net realized gains	$6.1130	$3.0128
Institutional Class*:
Dividends per share from net investment income	$—
Distributions per share from net realized gains	$6.1130
Value Line Asset Allocation Fund, Inc.
Investor Class:
Dividends per share from net investment income	$0.0547	$0.1034
Distributions per share from net realized gains	$0.7715	$0.4960
Institutional Class*:
Dividends per share from net investment income	$0.0588
Distributions per share from net realized gains	$0.7715
*
Commenced operations on November 1, 2015.

The Value Line Asset Allocation Fund, Inc. may purchase mortgage pass-through securities on a to-be-announced (“TBA”) basis, with payment and delivery scheduled for a future date. The Fund may enter into a TBA agreement, sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities (a “TBA roll”). A TBA roll is treated by the Fund as a purchase transaction and a sale transaction in which the Fund may realize a gain or loss. The Funds use of TBA rolls may cause the Fund to experience higher portfolio turnover and higher transaction costs. The Fund could be exposed to possible risk if there is an adverse market action, expenses or delays in connection with TBA transactions, or if the counterparty fails to complete the transaction.
(E) Class Allocations:   All income earned and expenses incurred by the Funds are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.
	Investor Class	Institutional Class	Total
Value Line Small Cap Opportunities Fund, Inc.
Registration and filing fees	$41,197	$8,011	$49,208
Transfer agent fees	98,550	5,956	104,506
Sub-transfer agent fees	171,974	461	172,435
Other	6,720	767	7,487
	Investor Class	Institutional Class	Total
Value Line Small Asset Allocation Fund, Inc.
Registration and filing fees	$49,955	$6,586	$56,541
Transfer agent fees	104,666	5,955	110,621
Sub-transfer agent fees	116,476	—	116,476
Other	5,560	779	6,339

Notes to Financial Statements (continued)

(F) Foreign Currency Translation:   The books and records of the Funds are maintained in U.S. dollars. Assets and liabilities which are denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange at the valuation date. The Funds do not isolate changes in the value of investments caused by foreign exchange rate differences from the changes due to other circumstances.
Income and expenses are translated to U.S. dollars based upon the rates of exchange on the respective dates of such transactions.
Net realized foreign exchange gains or losses arise from currency fluctuations realized between the trade and settlement dates on securities transactions, the differences between the U.S. dollar amounts of dividends, interest, and foreign withholding taxes recorded by the Funds, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments, at the end of the fiscal period, resulting from changes in the exchange rates. The effect of the change in foreign exchange rates on the value of investments is included in realized gain/(loss) on investments and change in net unrealized appreciation/(depreciation) on investments.
(G) Representations and Indemnifications:   In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, management expects the risk of loss to be remote.
(H) Accounting for Real Estate Investment Trusts:   The Funds own shares of Real Estate Investment Trusts (“REITs”) which report information on the source of their distributions annually. Distributions received from REITs during the year which represent a return of capital are recorded as a reduction of cost and distributions which represent a capital gain dividend are recorded as a realized long-term capital gain on investments.
(I) Foreign Taxes:   The Funds may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
(J) Securities Lending:   Under an agreement with State Street Bank & Trust (“State Street”), the Funds can lend their securities to brokers, dealers and other financial institutions approved by the Board. By lending their investment securities, the Funds attempt to increase their net investment income through receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest or dividends declared during the term of the loan would accrue to the account of the Funds. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Generally, in the event of a counter-party default, the Funds have the right to use the collateral to offset the losses incurred. The lending fees received and the Funds’ portion of the interest income earned on the cash collateral are included in the Statements of Operations.
Upon entering into a securities lending transaction, the Funds receive cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is invested by State Street Global Advisors, acting in its capacity as securities lending agent (the “Agent”), in The Value Line Funds collateral account, which is subsequently invested into joint repurchase agreements and/or State Street Navigator Securities Lending Prime Portfolio. When the Funds invest the cash collateral in the State Street Navigator Securities Lending Prime Portfolio, a portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Funds.
The Funds may enter into joint repurchase agreements whereby their uninvested cash collateral from securities lending is deposited into a joint cash account with other funds managed by the Adviser and may be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest in the repurchase agreement. A repurchase agreement is accounted for as a loan by the funds to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked-to-market daily to maintain coverage of at least 100%. Investments made with the cash collateral are disclosed on the Schedules of Investments.
As of March 31, 2016, the Funds were not invested in joint repurchase agreements.

March 31, 2016

As of March 31, 2016, the Funds loaned securities which were collateralized by cash which was reinvested into the State Street Navigator Securities Lending Prime Portfolio as disclosed on the Schedule of Investments. The value of the securities on loan and the value of the related collateral were as follows:
Fund	Value of Securities Loaned	Value of Collateral	Total Collateral (including Calculated Mark)*
Value Line Small Cap Opportunities Fund, Inc.	$36,509,872	$36,911,896	$37,330,055
Value Line Asset Allocation Fund, Inc.	7,133,368	7,294,278	7,282,920
*
Balances represent the end of day mark-to-market of securities lending collateral that will be reflected by the Funds as of the next business day.

The following tables represent the amount of payables for cash collateral received on securities on loan as shown on the Statements of Assets and Liabilities for the year ended March 31, 2016.
	Remaining Contractual Maturity of the Agreements As of March 31, 2016
Value Line Small Cap Opportunities Fund, Inc.	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$16,249,202	$—	$—	$—	$16,249,202
Exchange-Traded Funds	20,662,694	—	—	—	20,662,694
Total	$36,911,896	$—	$—	$—	$36,911,896
Total Borrowings	$36,911,896	$—	$—	$—	$36,911,896
Gross amount of recognized liabilities for securities lending transactions					$36,911,896
	Remaining Contractual Maturity of the Agreements As of March 31, 2016
Value Line Asset Allocation Fund, Inc.	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$1,996,746	$—	$—	$—	$1,996,746
Corporate Bonds & Notes	4,980,239	—	—	—	4,980,239
Foreign Government Obligations	164,998	—	—	—	164,998
U.S. Treasury Obligations	152,295	—	—	—	152,295
Total	$7,294,278	$—	$—	$—	$7,294,278
Total Borrowings	$7,294,278	$—	$—	$—	$7,294,278
Gross amount of recognized liabilities for securities lending transactions					$7,294,278
(K) Subsequent Events:   Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued and has determined that no additional items require adjustment to or disclosure in the financial statements.
2.   Investment Risks
Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government)

Notes to Financial Statements (continued)

include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.
3.   Purchases and Sales of Securities
Purchases and sales of securities, excluding short-term investments, were as follows:
Fund	Purchases of Investment Securities	Sales of Investment Securities	Purchases of U.S. Government Agency Obligations	Sales of U.S. Government Agency Obligations
Value Line Small Cap Opportunities Fund, Inc.	$96,931,074	$59,526,650	$—	$—
Value Line Asset Allocation Fund, Inc.	77,716,075	48,042,773	5,967,517	2,257,256
4.   Income Taxes
At March 31, 2016, information on the tax components of capital is as follows:
Fund	Cost of investments for tax purposes	Gross tax unrealized appreciation	Gross tax unrealized depreciation	Net tax unrealized appreciation (depreciation) on investments	Undistributed ordinary income	Undistributed long-term gain
Value Line Small Cap Opportunities Fund, Inc.	$321,170,694	$131,395,250	$12,078,511	$119,316,739	$—	$5,146,982
Value Line Asset Allocation Fund, Inc.	258,202,550	60,447,773	2,637,753	57,810,020	29,596	2,644,181
For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses.
As of March 31, 2016, the Funds did not have a realized capital loss carryforward, for federal income tax purposes, available to be used to offset future realized capital gains.
Net realized gain/(loss) differs for financial statements and tax purposes primarily due to wash sales.
Permanent book-tax differences relating to the current year were reclassified within the composition of the net asset accounts.
A reclassification has been made on the Statements of Assets and Liabilities to increase/(decrease) undistributed net investment income, accumulated net realized gain, and additional paid-in capital for the Funds as follows:
Fund	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gains/(Losses)	Additional Paid-In Capital
Value Line Small Cap Opportunities Fund, Inc.	$529,340	$4,895	$(534,235)
Value Line Asset Allocation Fund, Inc.	(455)	455	—
These reclassifications were primarily due to differing treatments of foreign currency gains/(losses), net operating losses, and return of capital distributions from investments. Net assets were not affected by these reclassifications.
During the year ended March 31, 2016, as permitted under federal income tax regulations, the Value Line Small Cap Opportunities Fund, Inc. elected to defer $262,717 of late year ordinary losses.

March 31, 2016

The tax composition of distributions paid to shareholders during fiscal 2016 and 2015, were as follows:
	Year Ended March 31, 2016 Distributions Paid from
Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions Paid
Value Line Small Cap Opportunities Fund, Inc.	$—	$48,710,077	$48,710,077
Value Line Asset Allocation Fund, Inc.	583,113	8,222,186	8,805,299
	Year Ended March 31, 2015 Distributions Paid from
Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions Paid
Value Line Small Cap Opportunities Fund, Inc.	$—	$21,466,698	$21,466,698
Value Line Asset Allocation Fund, Inc.	1,063,299	4,213,401	5,276,700
5.   Investment Advisory Fee, Service and Distribution Fees and Transactions With Affiliates
Advisory fees of  $2,697,518 and $1,866,430 for the Value Line Small Cap Opportunities Fund, Inc. and Value Line Asset Allocation Fund, Inc., respectively, were paid or payable to the Adviser for the year ended March 31, 2016. This was computed at an annual rate of 0.75% of the daily net assets during the year and paid monthly for the Value Line Small Cap Opportunities Fund, Inc. and was computed at an annual rate of 0.65% of the daily net assets during the period and paid monthly for the Value Line Asset Allocation Fund, Inc. The Adviser provides research, investment programs, and supervision of the investment portfolio and pays costs of certain administrative services and office space. The Adviser also provides persons, satisfactory to the Funds’ Board, to act as officers and employees of the Funds and pays their salaries.
The Funds have a Service and Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which compensates EULAV Securities LLC (the “Distributor”) for advertising, marketing and distributing the Funds’ shares and for servicing the Funds’ shareholders at an annual rate of 0.25% of the Funds’ average daily net assets attributable to Investor Class shares. Institutional Class shares do not pay Rule 12b-1 distribution and service fees, and are not subject to the Plan. For the year ended March 31, 2016, fees amounting to $897,661 and $716,144 before fee waivers for the Value Line Small Cap Opportunities Fund, Inc. and Value Line Asset Allocation Fund, Inc., respectively, were paid or payable to the Distributor under this plan. Effective March 1, 2009 through July 31, 2015, and voluntarily renewed annually, the Distributor contractually agreed to waive 0.10% of the Value Line Asset Allocation Fund, Inc.’s 12b-1 fees. For the year ended March 31, 2016, the fees waived amounted to $92,206 for the Value Line Asset Allocation Fund, Inc. The Distributor has no right to recoup previously waived amounts. Effective August 1, 2015, the Distributor is no longer waiving 0.10% of the Value Line Asset Allocation Fund Inc.’s 12b-1 fees.
Effective July 5, 2012, the Funds have a Sub-Transfer Agent Plan (the “sub TA plan”) which compensates financial intermediaries that provide sub-transfer agency and related services to investors that hold their Fund shares of such class in omnibus accounts maintained by the financial intermediaries with the Funds. The sub-transfer agency fee, which may be paid directly to the financial intermediary or indirectly via the Distributor, is equal to the lower of  (i) the aggregate amount of additional transfer agency fees and expenses that the Funds would otherwise pay to the transfer agent if each subaccount in the omnibus account for such class of shares maintained by the financial intermediary with the Funds were a direct account with the Funds and (ii) the amount by which the fees charged by the financial intermediary for including the Funds on its platform and providing shareholder, sub-transfer agency and related services exceed the amount paid under the Funds’ Plan with respect to each Fund’s assets attributable to shares held by the financial intermediary in the omnibus account. In addition, the amount of sub-transfer agency fees payable by the Fund’s to all financial intermediaries in the aggregate is subject to a maximum cap of 0.05% of each Fund’s average daily net assets. If the sub-transfer agency fee is paid to financial intermediaries indirectly via the Distributor, the Distributor does not retain any amount thereof and

Notes to Financial Statements (continued)

such fee otherwise reduces the amount that the Distributor is contractually obligated to pay to the financial intermediary. For the year ended March 31, 2016, fees amounting to $172,435 and $116,476 for the Value Line Small Cap Opportunities Fund, Inc. and Value Line Asset Allocation Fund, Inc., respectively, were paid under the sub TA plan.
The Adviser agreed to pay or reimburse certain expenses of the Fund attributable to the Institutional Class, to the extent necessary to limit the Fund’s total annual operating expenses to an amount equal to the operating expense of the Fund’s Investor Class, less the 12b-1 fee paid by such Investor Class, of the Fund’s average daily net assets attributable to the applicable class (the “Expense Limitation”). The Adviser and the Distributor may subsequently recover from the Fund contractually reimbursed expenses and/or waived fees (within 3 years after the fiscal year end in which the waiver/reimbursement occurred) to the extent that such class’ expense ratio is less than the Expense Limitation. The Expense Limitation can be terminated or modified before July 31, 2017 only with the agreement of the Board of Directors. Effective November 1, 2015 through March 16, 2016, the Adviser voluntarily agreed to reimburse the Funds to the Expense Limitation. Fees voluntarily reimbursed amounted to $12,456 and $10,978 for the Value Line Small Cap Opportunities Fund and Value Line Asset Allocation Fund, respectively. The Adviser has no right to recoup previously volunteered reimbursed amounts. Effective March 17, 2016, and renewed annually, the Distributor contractually agreed to waive all or a portion of its sub TA fees attributable to the Institutional Class and the Adviser contractually agreed to reimburse the Funds to the Expense Limitation. As of March 31, 2016, fees contractually reimbursed amounted to $2,715 and $2,767 for the Value Line Small Cap Opportunities Fund and Value Line Asset Allocation Fund, respectively.
Each Fund bears direct expenses incurred specifically on its behalf while common expenses of the Value Line Funds are allocated proportionately based upon each Fund’s respective net assets. The Funds bear all other costs and expenses.
6.   New Accounting Pronouncements
In May 2015, the Financial Accounting Standards (“FASB”) issued ASU 2015-07 entitled Fair Value Measurement (Topic 820) – Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent) which is intended to address the diversity in practice of how investments measured at the fair value with redemption dates in the future (including periodic redemption dates) are categorized within the fair value hierarchy. ASU 2015-07 is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2015. At this time, management is evaluating the implications of ASU 2015-07 and its impact to financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Value Line Small Cap Opportunities Fund, Inc. and Value Line Asset Allocation Fund, Inc.:
In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Value Line Small Cap Opportunities Fund, Inc. and Value Line Asset Allocation Fund, Inc. (the “Funds”) at March 31, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
New York, New York
May 25, 2016

Fund Expenses (unaudited)

Example
As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of  $1,000 invested at the beginning of the period and held for the entire period (October 1, 2015 through March 31, 2016).
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.
	Beginning account value 10/1/15	Ending account value 3/31/16	Expenses paid during the period 10/1/15 thru 3/31/16*	Annualized Expense Ratio
Actual
Value Line Small Cap Opportunities Fund, Inc. – Investor Class	$1,000.00	$1,041.20	$6.48	1.27%
Value Line Small Cap Opportunities Fund, Inc. – Institutional Class	1,000.00	966.70	4.08	1.00
Value Line Asset Allocation Fund, Inc. – Investor Class	1,000.00	1,046.20	6.24	4.62
Value Line Asset Allocation Fund, Inc. – Institutional Class	1,000.00	1,000.40	3.86	0.93
Hypothetical (5% return before expenses)
Value Line Small Cap Opportunities Fund, Inc. – Investor Class	1,000.00	1,018.65	6.41	1.27
Value Line Small Cap Opportunities Fund, Inc. – Institutional Class	1,000.00	1,016.61	4.19	1.00
Value Line Asset Allocation Fund, Inc. – Investor Class	1,000.00	1,018.90	6.16	4.62
Value Line Asset Allocation Fund, Inc. – Institutional Class	1,000.00	1,016.90	3.89	0.93
*
Expenses are equal to the Funds’ annualized expense ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the Fund’s most recent fiscal one-half year). This expense ratio may differ from the expense ratios shown in the financial highlights. The Institutional Class commenced operations on November 1, 2015. The Institutional Class expense ratio is multiplied by the average account value over the period, multiplied by 152/366 (to reflect the days since inception).

Federal Tax Notice (unaudited)

Each Fund designates the following amounts distributed during the fiscal year ended March 31, 2016, if any, as capital gain dividends, dividends eligible for the corporate dividends received deduction and/or qualified dividend income:
Fund	% of Qualifying Dividend Income	% of Dividends Eligible for the Corporate Dividends Received Deduction	Long-Term Capital Gains
Value Line Small Cap Opportunities Fund, Inc.	—%	—%	$48,710,077
Value Line Asset Allocation Fund, Inc.	100	100	8,222,186
The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted these proxies for the 12-month period ended June 30 is available through the Funds’ website at http://www.vlfunds.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-243-2729.

Management of the Funds

The business and affairs of each Fund are managed by the Fund’s officers under the direction of its Board of Directors. The following table sets forth information on the Directors and officers of the Funds, each of which serves in that capacity for every Fund. Each Director serves as a director or trustee of each of the registered investment companies advised by the Adviser (the “Value Line Funds”). Each Director serves until his or her successor is elected and qualified.
Name, Address, and Age	Position	Length of Time Served	Principal Occupations During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past 5 Years
Interested Director*
Mitchell E. Appel Age: 45	Director	Since 2010	President of each of the Value Line Funds since June 2008; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009, Trustee since December 2010 and Treasurer since January 2011.	12	Forethought Variable Insurance Trust (September 2013-present)
Non-Interested Directors
Joyce E. Heinzerling Age: 59	Director	Since 2008	President, Meridian Fund Advisers LLC (consultants) since 2009.	12	None
James E. Hillman Age: 59	Director (Chairman since March 2016)	Since 2015	Chief Financial Officer, Notre Dame School of Manhattan since 2011; Director and Principal Financial Officer, Merrill Lynch Global Wealth Management, (2006-2011).	12	Miller/Howard High Income Equity Fund (November 2014 to present). Miller/Howard Drill Bit to Burner Tip Fund (December 2015-present)
Michael Kuritzkes Age: 55	Director	Since 2015	Consultant, Coronado Advisors LLC since June 2014; Executive Vice President and General Counsel, Harbinger Group Inc. (public holding company), (2013-2014); Executive Vice President and General Counsel, Digital First Media (2012-2013); Executive Vice President and General Counsel, Philadelphia Media LLC, (2010-2013).	12	None
Francis C. Oakley Age: 84	Director	Since 2000	Professor of History, Williams College, (1961-2002), Professor Emeritus since 2002, President Emeritus since 1994 and President, (1985-1994); Chairman (1993-1997) and Interim President (2002-2003) of the America Council of Learned Societies; Trustee since 1997 and Chairman of the Board since 2005, National Humanities Center.	12	None

Name, Address, and Age	Position	Length of Time Served	Principal Occupations During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past 5 Years
Paul Craig Roberts Age: 76	Director	Since 1983	Chairman, Institute for Political Economy.	12	None
Nancy-Beth Sheerr Age: 66	Director	Since 1996	Senior Financial Consultant, Veritable, L.P. (investment advisor) until December 2013.	12	None
Name, Address, and Age	Position	Length of Time Served	Principal Occupations During the Past 5 Years
Officers
Mitchell E. Appel Age: 45	President	Since 2008	President of each of the Value Line Funds since June 2008; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009, Trustee since December 2010 and Treasurer since January 2011.
Michael J. Wagner Age: 65	Chief Compliance Officer	Since 2009	Chief Compliance Officer of each of the Value Line Funds since 2009; President of Northern Lights Compliance Services, LLC (formerly Fund Compliance Services, LLC) (2006-present).
Emily D. Washington Age: 37	Treasurer and Chief Financial Officer; Secretary	Since 2009	Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer) of each of the Value Line Funds since 2008 and Secretary since 2010; Secretary of the Adviser since 2011.
*
Mr. Appel is an “interested person” as defined in the 1940 Act by virtue of his position with EULAV Securities LLC (the “Distributor”) and the Adviser.

The address for each of the above is 7 Times Square, 21st Floor, New York, NY 10036-6524.

The Value Line Family of Funds
In 1950, Value Line started its first mutual fund. Since then, knowledgeable investors have been relying on the Value Line Funds to help them build their financial futures. Over the years, Value Line Funds has evolved into what we are today – a diversified family of no-load mutual funds with a wide range of investment objectives – ranging from small, mid and large capitalization equities to fixed income. We also provide strategies that effectively combine both equities and fixed income, diligently taking into account the potential risk and reward of each investment.
   *
Formerly known as The Value Line Fund, Inc.

  **
Formerly known as Value Line Larger Companies Fund, Inc.

 ***
Only available by purchasing certain variable annuity and variable insurance contracts issued by Guardian Insurance and Annuity Company, Inc.

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Formerly known as Worthington Value Line Equity Advantage Fund

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from EULAV Securities LLC, 7 Times Square, New York, New York 10036-6524 or call 1-800-243-2729, 9am-5pm CST, Monday-Friday, or visit us at www.vlfunds.com. Read the prospectus carefully before you invest or send money.

Item 2. Code of Ethics

(a) The Registrant has adopted a Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

(f) Pursuant to item 12(a), the Registrant is attaching as an exhibit a copy of its Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1)The Registrant has an Audit Committee Financial Expert serving on its Audit Committee.

(2) The Registrant’s Board has designated both James Hillman and Michael Kuritzkes, members of the Registrant’s Audit Committee, as the Registrant’s Audit Committee Financial Experts.  Mr. Hillman and Mr. Kuritzkes are independent directors. Mr. Hillman currently serves as the Chief Financial Officer at Notre Dame School of Manhattan since 2011. Mr. Kuritzkes currently serves as a consultant at Caronado

Advisors LLC since June 2014 and previously served as Executive Vice President and General Counsel at Harbinger Group, Inc. (2013 – 2014)

A person who is designated as an “audit committee financial expert” shall not make such person an "expert" for any purpose, including without limitation under Section 11 of the Securities Act of 1933 or under applicable fiduciary laws, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services

(a)	Audit Fees 2016 - $76,032 Audit Fees 2015 - $35,698

(b)	Audit-Related fees – None.

(c)	Tax Preparation Fees 2016 -$27,143 Tax Preparation Fees 2015 -$23,155

(d)	All Other Fees – None

(e) (1)	Audit Committee Pre-Approval Policy. All services to be performed for the Registrant by PricewaterhouseCoopers LLP must be pre-approved by the audit committee.

(e) (2)	Not applicable.

(f)	Not applicable.

(g)	Aggregate Non-Audit Fees 2016 -$0 Aggregate Non-Audit Fees 2015 -$0

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants

Not Applicable.

Item 6. Investments

Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10 Submission of Matters to a Vote of Security Holders

Not Applicable

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c) ) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)	The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12. Exhibits.

(a)	Code of Business Conduct and Ethics for Principal Executive and Senior Financial Officers attached hereto as Exhibit 100.COE

(b)	(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

(2) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By	/s/ Mitchell E. Appel
Mitchell E. Appel, President

Date:	June 9, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President, Principal Executive Officer

By:	/s/ Emily D. Washington
Emily D. Washington, Treasurer, Principal Financial Officer

Date:	June 9, 2016